PROSPECTUS

                      5,663,892 RIGHTS FOR 5,663,892 SHARES
                       BOULDER GROWTH & INCOME FUND, INC.
                                  Common Stock

The Boulder Growth & Income Fund, Inc. (the "Fund") is issuing transferable rights ("Rights") to its shareholders. These Rights will allow you to subscribe for new shares of common stock of the Fund (the "Common Stock"). For every one Right you receive, you will be entitled to buy one new share of the Common Stock. You will receive one Right for each outstanding Fund share you own on November 29, 2002 (the "Record Date"). The number of Rights to be issued to a shareholder on the Record Date will be rounded down to the nearest whole number of Rights in cases where shareholders own fractional shares. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights Offering (the "Offering"), subject to limitations discussed in this Prospectus.

The Rights are transferable and will be listed for trading on the New York Stock Exchange ("NYSE") under the symbol "BIF RT". The Fund's shares of Common Stock are also listed, and the shares issued pursuant to this Offering will be listed, on the NYSE under the symbol "BIF." On November 15, 2002, the last reported net asset value per share of the Fund's shares was $6.32 and the last reported sales price of a share on the NYSE was $5.35. The subscription price per share (the "Subscription Price") will be 95% of the lesser of (a) the NAV on the date of the expiration of the Offering (the "Pricing Date"), or (b) the average volume-weighted closing sales price of a share on the NYSE on the Pricing Date and the four immediately preceding trading days.

SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE AVAILABILITY OF THE FUND'S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE PRICING DATE. ONCE YOU SUBSCRIBE FOR YOUR SHARES AND THE FUND RECEIVES PAYMENT OR GUARANTEE OF PAYMENT, YOU WILL NOT BE ABLE TO CHANGE YOUR DECISION. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 20, 2002 (THE "EXPIRATION DATE"), UNLESS THE OFFERING IS EXTENDED AS DISCUSSED IN THIS PROSPECTUS.

For more information, please call Georgeson Shareholder Communications Inc. (the "Information Agent") toll free at 1-800-732-6518.

Boulder Growth & Income Fund, Inc. is a closed-end, non-diversified management investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both dividend paying common stocks and fixed income securities. The Fund typically invests in common stocks of U.S.-based companies, although it is not limited to investing in the U.S. stock market.

Boulder Investment Advisers, LLC ("BIA") and Stewart Investment Advisers ("SIA") (collectively the "Advisers") act as the investment advisers to the Fund. The address of the Fund and BIA is 1680 38th Street, Suite 800, Boulder, Colorado 80301. SIA, whose legal name is Stewart West Indies Trading Company, Ltd., resides at Bellerive, Queen Street, St. Peter, Barbados.

An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund's objective will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF THE FUND, SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE 7 OF THIS PROSPECTUS.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS
  PROSPECTUS IS TRUTHFUL OR COMPLETE. aNY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

====================================================================================================================
                        Estimated Subscription Price   Estimated Sales Load       Estimated Proceeds to the Fund(2)
====================================================================================================================
Per Share                        $5.09(1)                      None                         $28,611,313

Total                            $5.09                         None                         $28,611,313
====================================================================================================================

(1) Since the Subscription Price will not be determined until after printing and distribution of this Prospectus, the Subscription Price above is estimated based on the closing price of a Share on November 15, 2002 and applying the pricing formula set forth on the Cover Page and described below under "Subscription Price" (i.e., 95% of the lesser of (a) the NAV on November 15, 2002 or (b) the average volume-weighted closing sales price of the Fund's shares on the NYSE on November 15, 2002, and the four preceding trading days) (the "Estimated Subscription Price"). The average volume-weighted closing sales price of the Fund's shares on November 15, 2002 was $5.36 per share. See "Subscription Price" and "Payment For Shares" below.

2) Proceeds to the Fund before deduction of expenses incurred by the Fund in connection with the Offering which are estimated to be $229,225. Funds received by check prior to the final due date of this Offer will be deposited in a segregated interest-bearing account pending allocation and distribution of shares. Interest on subscription monies will be paid to the Fund regardless of whether shares are issued by the Fund.

Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offering you will experience an immediate dilution, which could

             The Date of this Prospectus is November 22, 2002 be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund for each new share sold are likely to be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value or market value per share will be when the Offering expires or what proportion of the Rights will be exercised. The Ernest Horejsi Trust No. 1B, which holds 20.68% of the Fund's common stock, and certain other persons affiliated with the Fund and the Advisers (collectively referred to herein as the "Horejsi Affiliates" and more specifically described on Page 10 of this Prospectus and in the Statement of Additional Information), may be deemed to control the Fund and may purchase shares in the Offering through the primary subscription and the over-subscription privilege in such manner and on the same terms as other shareholders.

This Prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated November 20, 2002 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on Page 29 of this Prospectus, may be obtained without charge by contacting the Fund's Sub-Administrator (PFPC, Inc.) at (800) 331-1710. The SAI will be sent within two business days of receipt of a request. All other shareholder inquiries should be directed to Georgeson Shareholder, the Fund's Information Agent, at 1-800-732-6518.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY 3
   PURPOSE AND SUMMARY OF THE OFFERING 3
   BOARD CONSIDERATIONS; SHAREHOLDER APPROVED RIGHTS OFFERING 3
   IMPORTANT TERMS OF THE OFFERING 4
   IMPORTANT DATES FOR THE OFFERING 5
   KEY ELEMENTS OF THE OFFERING 5
INFORMATION REGARDING THE FUND 8
RISK FACTORS AND SPECIAL CONSIDERATIONS 8
   DILUTION 8
   DISCOUNT FROM NET ASSET VALUE 9
   REPURCHASE AND CHARTER PROVISIONS 9
   NON-DIVERSIFIED STATUS 9
   INDUSTRY RISKS AND RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS 9 FOREIGN SECURITIES 9
   DEPENDENCE ON KEY PERSONNEL 10
   SIZE OF FUND 10
   LEVERAGING 10
FEE TABLE 10
   SHAREHOLDER TRANSACTION EXPENSES 10
   ANNUAL FUND EXPENSES 10
FINANCIAL HIGHLIGHTS 11
THE OFFERING 12
   TERMS OF THE OFFERING 12
   PURPOSE OF THE OFFERING 13
   REASONS FOR CONDUCTING THE OFFERING 13
   THE SUBSCRIPTION PRICE 14
   OVER-SUBSCRIPTION PRIVILEGE 14
   EXPIRATION OF THE OFFERING 15
   SALES BY SUBSCRIPTION AGENT 15
   METHOD OF TRANSFERRING RIGHTS 15
   METHOD OF EXERCISING RIGHTS 15
   SUBSCRIPTION AGENT 16
   PAYMENT FOR SHARES 16
   DELIVERY OF STOCK CERTIFICATES 17
   FOREIGN RESTRICTIONS 17
   FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE OFFERING 18 EMPLOYEE PLAN CONSIDERATIONS 19
INFORMATION ABOUT THE FUND 20
   THE FUND 20
MANAGEMENT OF THE FUND 20
   BOARD OF DIRECTORS 20
   INFORMATION REGARDING THE ADVISERS AND ADMINISTRATOR 20
      BOULDER INVESTMENT ADVISERS, LLC 20
      STEWART INVESTMENT ADVISERS 20
      PORTFOLIO MANAGERS 20
      FUND ADMINISTRATIVE SERVICES, LLC 21
   THE INVESTMENT CO-ADVISORY AGREEMENTS 21
   ADMINISTRATION AGREEMENT 22
USE OF PROCEEDS 22
   INVESTMENT OPPORTUNITIES 22
   BENEFIT TO THE ADVISERS AND ADMINISTRATOR 22
   EXPENSES OF THE FUND 23
MARKET PRICE AND NET ASSET VALUE INFORMATION 23
INVESTMENT OBJECTIVE AND POLICIES 23
   INVESTMENT OBJECTIVE 23
   INVESTMENT POLICIES 23
   OTHER INVESTMENT TECHNIQUES 24
   RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS 24
      INVESTMENTS IN COMMON STOCKS 24
      INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS 25
      INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES 25
      INVESTMENTS IN BONDS 25
   INVESTMENT PHILOSOPHY 25
      COMMON STOCKS 25
      CASH AND CASH EQUIVALENTS 25
      FIXED INCOME INVESTMENTS 25
   DIVIDENDS AND DISTRIBUTIONS 25
   DIVIDEND REINVESTMENT PLAN 26
   TAXATION OF THE FUND 26
   TAXATION OF SHAREHOLDERS 27
   STATE AND LOCAL TAX MATTERS 28
DETERMINATION OF NET ASSET VALUE 28
CAPITALIZATION OF THE FUND AND OTHER MATTERS 28
   REPURCHASE OF COMMON SHARES 28
   CAPITALIZATION 28
   RIGHTS WITH REGARD TO DIVIDENDS, VOTING AND LIQUIDATION 28
   COMMON STOCK 28
   PREFERRED STOCK 29
   ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS 29
   OTHER SERVICE PROVIDERS 29
      CUSTODIAN 29
      TRANSFER AGENT 29
      INDEPENDENT ACCOUNTANTS 30
      LEGAL MATTERS 30
   REPORTS TO SHAREHOLDERS 30
   AVAILABLE INFORMATION 30
   STATEMENT OF ADDITIONAL INFORMATION 31
   STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS 31

                               PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offering fully, you should read the entire document carefully, including the risk factors.

PURPOSE AND SUMMARY OF THE OFFERING. The Board of Directors of the Fund (the "Board") has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. In addition, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE. The Offering seeks to reward existing shareholders by giving them the right to purchase additional shares at a price below market and/or net asset value without incurring any commission or other transaction charges. The distribution to shareholders of transferable rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund. See "Reasons for Conducting The Offering" below. At a meeting on July 22, 2002, the Board recommended that shareholders approve a transferable rights offering (the "Offering"), the substantive terms of which would permit shareholders to acquire one new share of the Fund for each share held (i.e., a one-for-one rights offering) for a subscription price equal to 95% of the lesser of net asset value ("NAV") or the volume-weighted average market price on the expiration date of the Offering and the four immediately preceding trading days.

BOARD CONSIDERATIONS; SHAREHOLDER APPROVED RIGHTS OFFERING. On April 26, 2002, at a regularly scheduled meeting of the Board, Management recommended that the Board consider conducting a rights offering and distributed extensive materials regarding an overview of rights offerings as well as the legal, practical and financial issues that the Board must consider in coming to a decision to approve a rights offering or to recommend such a proposal to shareholders. At this meeting, although the Board considered the viability of a rights offering for the Fund in general terms, it nonetheless resolved to have Management supplement and expand its analysis and present a formal and more detailed proposal for a rights offering at the next regularly scheduled meeting. At the April meeting, the independent members of the Board (the "Independent Directors") also resolved to engage an independent and disinterested consultant to advise the Board, and particularly the Independent Directors, on the viability and appropriateness of a rights offering for the Fund.

After the April meeting, the Independent Directors interviewed qualified financial consultants with experience in the closed-end fund industry and, after unanimous agreement among the Independent Directors, selected and engaged Thomas
J. Herzfeld, Inc. ("Herzfeld"), an organization recognized as an expert in the field of closed-end investment companies, to prepare an extensive analysis of rights offerings and their viability and appropriateness vis-a-vis the Fund.

At the Board's regularly scheduled meeting in July 2002, Management provided additional requested analysis and a formal proposal for the Offering. At the request of counsel for the Independent Directors, Management provided additional requested research, analysis and background material regarding the proposed Offering. Prior to the July meeting, representatives of Herzfeld presented to the Board and Management a written analysis of rights offerings and specific recommendations regarding the proposed Offering. Representatives of Herzfeld also attended the July meeting and made an oral presentation of their materials, entertained questions from the Board, Management, the Advisers, the Fund's counsel and counsel for the Independent Directors, and met privately with the Independent Directors, their counsel and the Fund's counsel to discuss the Offering. In summary, Herzfeld advised the Board that in its view a "well-structured and well-timed rights offering can be a good way for BIF to raise capital at this time, if this additional capital will allow the Fund to take advantage of investment opportunities, reduce expenses (emphasis added), and in general help the Fund achieve its particular long-term investment objectives." Following those discussions, and based on recommendations from Herzfeld, the Board, including all of the Independent Directors, determined that the pricing of the Offering should be 95% (rather than the 90% recommended by Fund Management) of the lower of NAV or market price, taking into account the lower dilution likely to result from the higher price and historical information supplied by Herzfeld supporting a conclusion that the higher price should not jeopardize the success of the Offering.

The Board then determined to submit the Offering to shareholders for approval at the annual meeting of the Fund scheduled for October 1, 2002. Under the Investment Company Act of 1940 (the "1940 Act"), because the Offering would be at an exchange ratio of one-share-for-each-right-issued, a ratio that is higher than most rights offerings by other investment companies (e.g., one-share-for-three-rights-issued), the Offering would require approval by a "majority of the shareholders" (i.e., a per capita majority or "head-count" majority) which contrasts with the typical voting requirement of a "majority of the shares". In a "head-count" majority, each shareholder, regardless of the shares held, counts as one vote. In addition to the required "head-count" vote, the Board voluntarily imposed an additional voting requirement that the Offering also be approved by an "absolute majority of the outstanding shares" (i.e., 50% of the outstanding shares would also have to support the Offering).

Finally, the Independent Directors conditioned their approval of the Offering on
(1) the Advisers agreeing to waive one-half of any advisory fees which would be charged against the uninvested proceeds from the Offering until such time as 50% or more of the proceeds have been invested in common stock equities in accordance with the Fund's investment objective and (2) the Fund's administrator agreeing to cap the Fund's expense ratio for the one-year period following the Offering at the level in effect on the expiration of the Offering, excluding extraordinary expenses. The Advisers and the Fund's administrator have agreed to both of these conditions.

In determining to recommend a one-for-one rights offering to shareholders, the Board considered, among other things, the costs of doing a smaller offering (e.g., one-for-three) in relation to the costs of a one-for-one offering, the reduced impact of a smaller offering on the Fund's expense ratio, the current favorable climate for investing the proceeds of a larger offering and the increased potential for a second rights offering to enhance the ongoing viability of the Fund should a smaller amount of assets be raised.

On September 3, 2002, subject to the voting requirements and conditions mentioned above, the Fund issued its Annual Proxy recommending, among other things, that shareholders approve the Offering. As the Fund has experienced in the past, shareholder participation in the proxy process has been generally low and thus additional solicitation of shareholder support of the Offering was required, especially in light of the relatively short solicitation period. On the meeting date, October 1, 2002, the Offering had received the requisite absolute majority (54.36% of outstanding shares) and had received overwhelming support of those shares voting (e.g., 81%). Nonetheless, the proposal fell short of the requisite per capita or head-count vote (e.g., 50%-plus-one). Consequently, shareholders present at the meeting resolved to adjourn with respect to the proposed Offering until such time as the requisite head-count could be achieved.

At a reconvened meeting held on October 15, 2002, shareholders approved the Offering, the substantive terms of which would permit shareholders to acquire one new share of the Fund for each share held (i.e., a one-for-one rights offering) for a subscription price equal to 95% of the lesser of (a) the NAV on the date of the expiration of the Offering or (b) the average volume-weighted closing sales price of the Fund's shares on the NYSE on the date of the expiration of the Offering and the four preceding trading days. At this meeting, the Offering received supporting votes from 61.76% of the outstanding shares, 79.88% of the shares voting, and 50.44% of the shareholders (i.e., the per capita vote or head-count) and opposing votes from 12.4% of the outstanding shares, 16.0% of the shares voting and 17.2% of the shareholders.

At the regularly scheduled Board meeting held on October 14, 2002, in anticipation that the required per-capita vote would be achieved, the Independent Directors asked Management whether, notwithstanding shareholder support of the Offering, market conditions and the Fund's economics had changed sufficiently to warrant either a delay or abandonment of the Offering. At this meeting Management offered additional data supporting the proposition that the Offering would reduce the Fund's expense ratio and that market conditions had changed (i.e., declined) in such a way as to present the Fund and its Advisers with more investment opportunities. Notwithstanding a decline in the Fund's NAV and consequently a reduction in the net proceeds expected to be raised in the Offering, the Board, including the unanimous support of the Independent Directors, resolved to approve and move forward with the Offering. Nonetheless, there can be no assurances that the Offering will be successful or that by increasing the shares of the Fund, its expense ratio will be reduced. Also at this meeting, the Board, including the unanimous approval by the Independent Directors, approved this Prospectus and the final terms of the Offering, subject to its being approved by shareholders.

IMPORTANT TERMS OF THE OFFERING

--------------------------------------------------------------------------------
Total number of shares available for          5,663,892
primary subscription

Number of Rights you will receive for each    One Right for every one share('D')
outstanding share you own on the
Record Date

Subscription Price                            95% of the lesser of (a) the
                                              NAV on the Pricing Date or (b)
                                              the average volume-weighted
                                              closing sales price of the Fund's
                                              shares on the NYSE on the Pricing
                                              Date, and the four preceding
                                              trading days.

Estimated Subscription Price                  $5.09

'D'The number of Rights to be issued to a shareholder on the Record Date will be rounded down to the nearest whole number of Rights.

IMPORTANT DATES FOR THE OFFERING

-----------------------------------------------------------------------------------
Record Date                                   November 29, 2002

Subscription Period                           December 2, 2002 to December 20, 2002

Expiration Date and Pricing Date of the       December 20, 2002'DD'
Offering

Deadline for delivery of Subscription         December 20, 2002
Certificate and payment of shares, or
Notice of Guaranteed Delivery (*)

Deadline for payment pursuant to Notice       December 26, 2002
of Guaranteed Delivery (*)

Confirmation to participants                  December 29, 2002

Deadline for final payment for shares (if     January 11, 2003
any)**

'DD' Unless the Offering is extended to a date no later than December 29, 2002.

* Record Date Shareholders (defined below) exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

** Since the actual Subscription Price due from subscribing shareholders (vis-a-vis the Estimated Subscription Price above) will not be determined until after printing and distribution of this Prospectus, additional monies may be owed by subscribers.

KEY ELEMENTS OF THE OFFERING
-----------------------------------------------------------------------------------------------------------------------------
o ONE-FOR-ONE OFFERING                  The Offering will give shareholders of record the "right" to purchase one new share of the Fund for each full share held. For example, if you own 100 shares on the announced record date, you will receive 100 Rights entitling you to purchase 100 new shares of the Fund. Shareholders will be able to exercise all or some of their
                                        Rights. However, shareholders who do not exercise all of their Rights will not be able to participate in the Over-Subscription Privilege. See "Over-Subscription
                                        Privilege" below.

o TRANSFERABLE RIGHTS                   The Rights issued in the Offering will be "transferable", will be traded on the NYSE and will afford non-subscribing shareholders the option of selling their Rights on the NYSE or through the Subscription Agent. Selling the Rights allows a non-exercising shareholder (i.e., a shareholder who does not wish to purchase additional shares) the ability to offset some of the dilution which would otherwise occur. See discussion of "Dilution" below. In contrast, in a non-transferable rights offering (i.e., an offering where the rights cannot be traded), non-exercising shareholders would experience full dilution. There can be no assurance that a liquid trading market will develop for the Rights or that the price at which such Rights trade will approximate the amount of dilution otherwise realized by a non-exercising shareholder. The period during which Rights will trade will be limited and, upon expiration of the Offering, the Rights will cease to trade and will have no residual value. See "Sale of Rights" below).

 o SUBSCRIPTION PRICE                   Under the Offering, new shares will be sold at a price equal to 95% of the lesser of
                                        (a) the NAV on the expiration date of the Offering (the "Pricing Date") or (b) the volume-weighted average closing sales price of a share on the NYSE on the Pricing
                                        Date and the four immediately preceding trading days. Management believes that this pricing formula (versus a higher percentage discount or a pre-determined fixed price) will provide an incentive to shareholders (as well as others who might trade in the transferable Rights) to participate in the Offering.

o OVER-SUBSCRIPTION PRIVILEGE           If all of the Rights initially issued are not exercised by shareholders on the
                                        Record Date, any unsubscribed shares will be offered to other Record Date shareholders who have fully exercised the Rights initially issued to them and who wish to acquire additional shares. If shares are insufficient to honor all over-subscriptions, the available shares will be allocated pro-rata among those who over-subscribe based on the number of Rights originally issued to them. The Horejsi
                                        Affiliates may or may not exercise their Over-Subscription Privilege. If the Horejsi
                                        Affiliates fully exercise their Over-Subscription Privilege, under certain circumstances (e.g., low shareholder participation in the Offering, the trading of the Rights and the over-subscription privilege), the Horejsi Affiliates could substantially increase their percentage ownership in the Fund at an advantageous price.

o METHOD FOR EXERCISING RIGHTS          Except as described below, subscription certificates evidencing the Rights
                                        ("Subscription Certificates") will be sent to Record Date shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

                                        1. Complete and sign the Subscription Certificate. Enclose it in the envelope provided, together with payment in full and mail or deliver the envelope to Colbent
                                        Corporation (the "Subscription Agent") at the address indicated on the Subscription
                                        Certificate calculating the total payment on the basis of the Estimated Subscription
                                        Price of $5.09 per share (i.e., the estimated subscription price based on the Fund's
                                        NAV and market price on November 15, 2002). Your completed and signed Subscription
                                        Certificate and payment


                                        must be received by the Expiration Date. A PAYMENT PURSUANT TO THIS METHOD MUST BE
                                        IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE
                                        UNITED STATES, MUST BE PAYABLE TO THE BOULDER GROWTH & INCOME FUND, INC. AND MUST
                                        ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO
                                        BE ACCEPTED.

                                        2. Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed
                                        Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of
                                        Guaranteed Delivery") by the close of business on the third business day after the
                                        Expiration Date. Your broker, banker or trust company may charge a fee for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

                                        Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. See "The
                                        Offer - Method of Exercising Rights" and "The Offer - Payment for Shares."

                                        The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the shares from the Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.
----------------------------------------------------------------------------------------------------------------------------
                SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO GEORGESON SHAREHOLDER COMMUNICATIONS, INC., THE
                                        FUND'S INFORMATION AGENT, AT 1-800-732-6518.
----------------------------------------------------------------------------------------------------------------------------
o SALE OF RIGHTS                        The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the
                                        Subscription Agent for sale must be received by the Subscription Agent on or before
                                        December 19, 2002, one business day prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription
                                        Certificates are mailed to Record Date shareholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the
                                        Expiration Date. The shares will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription
                                        Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this Prospectus, a "Business
                                        Day" shall mean any day on which trading is conducted on the NYSE.
----------------------------------------------------------------------------------------------------------------------------
                     SHAREHOLDERS ARE URGED TO OBTAIN A RECENT TRADING PRICE FOR THE RIGHTS ON THE NYSE
                             FROM THEIR BROKER, BANK, FINANCIAL ADVISOR OR THE FINANCIAL PRESS.
----------------------------------------------------------------------------------------------------------------------------
o OFFERING FEES AND EXPENSES            The Fund expects to incur approximately $229,225 of expenses in connection with the
                                        Offering. See "Fees and Expenses of The Offering" below.

o RESTRICTIONS ON FOREIGN               The Fund will not mail Subscription Certificates to shareholders whose record addresses are outside the United States or who have an APO or FPO

SHAREHOLDERS                            address. Shareholders whose addresses are outside the United States or who have an
                                        APO or FPO address and who wish to subscribe to the Offering either partially or in full should contact the Subscription Agent, by written instruction or recorded telephone conversation no later than three Business Days prior to the
                                        Expiration Date. If the Subscription Agent has received no instruction by such date, the Subscription Agent will attempt to sell all Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the
                                        Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

o USE OF PROCEEDS                       The net proceeds of the Offering are estimated to be approximately $28,611,313. This figure is based on the Estimated Subscription Price per share of $5.09 and assumes all shares offered are sold and that the expenses related to the Offering estimated at approximately $229,225 are paid. The Advisers anticipate that it will take approximately six months for the Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions. Pending investment, the proceeds will be invested in certain short-term debt instruments.
                                        See "Use of Proceeds" below.

o RISK FACTORS                          See "Risk Factors and Special Considerations" below.


                         INFORMATION REGARDING THE FUND

Boulder Growth & Income Fund, Inc. is a non-diversified, closed-end management investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from investments in both dividend paying common stocks and fixed income securities. The Fund typically invests in securities of U.S.-based companies. See "Investment Objective and Policies". No assurance can be given that the Fund's investment objective will be achieved. As of November 15, 2002, the Fund had 5,663,892 shares of Common Stock outstanding. The Fund's common shares are traded on the NYSE under the symbol "BIF." The average weekly trading volume of the Common Stock on the NYSE during the period from January 1, 2002 through September 30, 2002 was 9,700 shares. As of November 15, 2002, the net assets of the Fund were approximately $35,791,465. Also see "Management of the Fund" in the SAI.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Following is a summary of some of the matters that you should consider before investing in the Fund through the Offering:

DILUTION. Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offering you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund for each new share sold are likely to be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be when the Offering expires or what proportion of the Rights will be exercised. For example, assuming that all Rights are exercised and the Subscription Price is $5.09, which is 95% of the lesser of the Fund's weighted-average closing sale price or its net asset value on November 15, 2002, the Fund's net asset value per share (after payment of solicitation fees and estimated offering expenses) would be $5.69, representing a reduction (dilution) of approximately $0.63 per share (or 10.04%). If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this Prospectus. Any cash you receive from selling your Rights will partially offset of any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value. The dilutive impact of a one-for-one rights offering (like the Offering) is greater than the dilutive impact of a one-for-three offering, which have been conducted by other closed-end funds. The comparative dilutive impact of each is shown in Tables 1 & 2 below:

                                   Table 1

                               1-for-1 Offering

            Dilutive Effect for Non-Exercising Shareholders in Dollars and Percent Based on 100 Shares

                                                            Expenses of                    Dilutive      Dilutive
 Discount from   Average      Subscription   Shareholder's    Rights                       Effect in    Effect in
      NAV         Market      Price* (95%        NAV         Offering       Fund's NAV     $ on 100      % on 100
                  Price        of Col B)     Pre-Offering  Post-Offering  Post-Offering     Shares        Shares
---------------- ----------- --------------- ------------- -------------- --------------- ------------ ----------
       5%          $6.00         $5.70          $6.32         ($0.02)         $5.99        ($32.83)        5.20%
      10%          $5.69         $5.40          $6.32         ($0.02)         $5.84        ($47.84)        7.57%
      15%          $5.37         $5.10          $6.32         ($0.02)         $5.69        ($62.85)        9.95%
      20%          $5.06         $4.80          $6.32         ($0.02)         $5.54        ($77.85)       12.32%
      25%          $4.74         $4.50          $6.32         ($0.02)         $5.39        ($92.86)       14.70%

                                   Table 2

                              1-for-3 Offering

            Dilutive Effect for Non-Exercising Shareholders in Dollars and Percent Based on 100 Shares

                                                            Expenses of                    Dilutive      Dilutive
 Discount from   Average      Subscription   Shareholder's    Rights                       Effect in    Effect in
      NAV        Market       Price* (95%        NAV         Offering       Fund's NAV     $ on 100      % on 100
                   Price       of Col B)     Pre-Offering  Post-Offering  Post-Offering     Shares        Shares
---------------- ----------- --------------- ------------- -------------- --------------- ------------ -------------
       5%          $6.00         $5.70          $6.32         ($0.03)         $6.13        ($18.44)       2.92%
      10%          $5.69         $5.40          $6.32         ($0.03)         $6.06        ($25.94)       4.11%
      15%          $5.37         $5.10          $6.32         ($0.03)         $5.98        ($33.45)       5.29%
      20%          $5.06         $4.80          $6.32         ($0.03)         $5.91        ($40.95)       6.48%
      25%          $4.74         $4.50          $6.32         ($0.03)         $5.83        ($48.45)       7.67%

DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "Discount"). The possibility that the Fund's shares will trade at a Discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a Discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or Discount than upon portfolio performance.

Based on an analysis of Herzfeld, the Discount of a fund typically widens during a rights offering and sometimes even before the offering begins. The Discount that may occur after the completion of a rights offering (or in particular the Offering) is difficult to analyze because there are so many other factors aside from merely conducting a rights offering that could influence the Fund's Discount. Based on its research, Herzfeld has concluded that, subsequent to a rights offering, there is no evidence that discounts widen or become persistent simply because a rights offering was conducted. For reference we have provided data about the Fund's Discount. See "Market Price and Net Asset Value Information" below.

REPURCHASE AND CHARTER PROVISIONS. You may sell your shares on the NYSE but, because the Fund is a closed-end fund, you do not have the right to redeem your shares. The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value as determined by the Board from time to time. In addition, certain provisions of the Fund's charter (the "Charter") and by-laws (the "By-Laws") may be regarded as "anti-takeover" provisions. The Fund also has elected to become subject to certain provisions of the Maryland General Corporation Law that may be regarded as anti-takeover provisions. The overall effect of these provisions is to render the accomplishment of a merger or the assumption of control by a principal shareholder more difficult. These provisions may have the effect of depriving you of an opportunity to sell your shares at a premium above the prevailing market price. See "Anti-Takeover Provisions of the Charter and By-Laws."

NON-DIVERSIFIED STATUS. As a non-diversified investment company under the 1940 Act, the Fund is not as limited as a diversified fund would be in the proportion of its assets that may be invested in securities of a single issuer. As a result of investing a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

INDUSTRY RISKS AND RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS. The Fund may from time to time invest a significant portion of its assets in companies in various industries including, but not limited to, insurance, real estate, financial and utilities and, as a result, the value of the Fund's shares would be more susceptible to factors affecting those particular types of industries, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments. See "Risks Associated with the Fund's Investments" below.

FOREIGN SECURITIES. Although the Fund is limited as to the amount of foreign securities in which it may invest (e.g., generally the Fund may invest up to 20% of its assets in the securities of foreign companies), investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates or revaluations of currencies. The Fund does not expect to make significant investments in foreign securities.

DEPENDENCE ON KEY PERSONNEL. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

SIZE OF FUND. As of November 15, 2002, the Fund had net assets of approximately $35.8 million. As a fund with a relatively small asset base, the Fund may be subject to certain operational inefficiencies including: higher expense ratio, less coverage by analysts and the marketplace in general which can contribute to a less active trading market for the Fund's shares and consequently a wider discount, more limited ability to attract new investors and/or take advantage of investment opportunities and less ability to take advantage of lower transaction costs available to larger investors.

LEVERAGING. Although the Fund is not currently leveraged, under the 1940 Act and subject to certain exceptions, the Fund has the authority to issue debt or preferred stock, so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. The Board has had discussions regarding the leveraging of the Fund's common shares. Use of leverage may magnify the impact on the holders of Common Stock of changes in net asset value and the cost of leverage may exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to such shareholders and generally making the Fund's total return to such shareholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so. Leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the Common Stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes. See "Leverage" and "Risk Associated with Leverage" in the SAI.

You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

                                    FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------------------------------
Sales Load (as a percentage of the offering price)                                                $0
Dividend Reinvestment Plan Fees                                                                   $0

ANNUAL FUND EXPENSES (as a percentage of net assets attributable to common shares)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                                   1.25%
Administration Fees                                                                               0.30%
Other Expenses                                                                                    1.08%

EXAMPLE                                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------------
You would pay the following  expenses on a $1,000  investment     $26.30        $80.78       $137.85       $292.89
assuming a 5% annual return.

The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in this Prospectus and the SAI. Also see "Expenses of the Fund" below.

As stated above, the Independent Directors conditioned their approval of the Offering on (1) the Advisers' agreeing to waive one-half of any advisory fees which would be charged against the uninvested proceeds from the Offering until such time as 50% or more of the proceeds have been invested in common stock equities in accordance with the Fund's investment objective and (2) the Fund's administrator agreeing to cap the Fund's expense ratio for the one-year period following the Offering at the Fund's actual expense ratio in effect on the expiration of the Offering, excluding extraordinary expenses. The Advisers and the Fund's administrator have agreed to both of these conditions, neither of which is reflected in the foregoing table and example.

                              FINANCIAL HIGHLIGHTS

The table below sets forth selected financial data for a share of Common Stock outstanding throughout the period presented. The below per share operating performance and ratios for the period ending June 30, 2001 and prior years, were audited by the Fund's previous independent accountants. The below per share operating performance and ratios for the period ended June 30, 2002, were audited by KPMG LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI. The table below contains per share operating performance data, total investment returns, ratios to average net assets and other supplemental data.

                                     --------------------------------------------------------------------------------------
                                                                      Year Ended June 30
                                     --------------------------------------------------------------------------------------
                                         2002     2001     2000     1999     1998    1997     1996    1995     1994    1993
                                     --------------------------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year      $8.65    $8.96   $10.07   $10.75   $10.17   $9.62   $10.07   $9.39   $10.28   $9.67
                                     --------------------------------------------------------------------------------------
Net investment income                    0.58     0.70     0.67     0.78     0.75    0.73     0.76    0.76     0.75    0.91
Net realized and unrealized gain/
(loss) on investments                  (1.49)   (0.31)   (1.02)   (0.70)     0.59    0.62   (0.41)    0.72   (0.77)    0.60
                                     --------------------------------------------------------------------------------------
Total from investment operations       (0.91)     0.39   (0.35)     0.08     1.34    1.35     0.35    1.48   (0.02)    1.51
                                     --------------------------------------------------------------------------------------
DISTRIBUTIONS:
Dividends paid from net investment
income to shareholders                 (0.59)   (0.70)   (0.76)   (0.76)   (0.76)  (0.80)   (0.80)  (0.80)   (0.87)  (0.90)
Net asset value, end of year            $7.15    $8.65    $8.96   $10.07   $10.75  $10.17    $9.62  $10.07    $9.39  $10.28
                                     --------------------------------------------------------------------------------------
Market value, end of year               $6.78    $8.50    $8.25    $9.63    $9.63   $9.13    $9.00   $9.25    $9.38  $10.75
                                     ======================================================================================
Total investment return based on net
asset value('D')                      -11.36%    4.41%   -3.70%    0.64%   13.57%  15.19%    3.64%  17.08%  (0.60%)  16.36%
                                     ======================================================================================
Total investment return based on
market value('D')                     -14.47%   11.77%   -6.81%    7.85%   14.01%  10.48%    5.56%   7.72%  (5.10%)  20.69%
                                     ======================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net
assets                               1.95%(*) 1.82%(*) 2.51%(*)    1.12%    1.12%   1.19%    1.17%   1.22%    1.16%   1.23%
Ratio of net investment income to
average net assets                      6.96%    8.03%    7.08%    7.46%    7.11%   7.43%    7.49%   7.99%    7.38%   9.13%
SUPPLEMENTAL DATA:
Portfolio turnover rate                  180%      83%      53%      58%      73%     26%      30%     30%      47%     45%
Net assets, end of year (in 000's)    $40,514  $48,990  $50,591  $56,841  $60,670 $57,000  $54,000 $57,000  $53,000 $56,000
                                     ---------------------------------------------------------------------------------------
Number of shares outstanding at end
of year (in 000's)                      5,664    5,664    5,644    5,644    5,644   5,644    5,644   5,644    5,638   5,528

 ('D') Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

 (*) For the years ended June 30, 2002, 2001 and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%, 1.26% and 1.55%, respectively.

                                  THE OFFERING

TERMS OF THE OFFERING. The Fund is issuing to shareholders on the Record Date ("Record Date Shareholders") Rights to subscribe for shares of the Common Stock. Each Record Date Shareholder is being issued one transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire one Share at the Subscription Price for each one Right held. The number of Rights to be issued to a Record Date Shareholder will be rounded down to the nearest number of Rights evenly divisible by one. Rights may be exercised at any time during the period which commences on December 2, 2002, and ends at 5:00 p.m., New York time, on December 20, 2002 (the "Subscription Period"), unless extended by the Fund to a date not later than December 29, 2002, at 5:00 p.m., New York time. See "Expiration of the Offering." The Right to acquire one additional Share for each one Right held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."

In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the Offering, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

The Ernest Horejsi Trust No. 1B, a South Dakota grantor trust established by Stewart R. Horejsi's father (the "EH Trust"), is the Fund's largest shareholder, holding 20.68% of the Fund's commons stock. The EH Trust and certain other trusts and entities affiliated with the Horejsi family (collectively defined on Page 2 above as the "Horejsi Affiliates") may be deemed to control the Fund (see "Security Ownership by Certain Beneficial Owners" in the SAI). Stewart R. Horejsi, the Fund's primary investment manager (see "Information Regarding the Advisers and Administrator" below), is a beneficiary under the EH Trust as well as under various other trusts comprising part of the Horejsi Affiliates. Mr. Horejsi is also the primary investment manager for all of the Horejsi Affiliates.

The Horejsi Affiliates may or may not exercise their Over-Subscription Privilege. If the Horejsi Affiliates fully exercise their Over-Subscription Privilege, under certain circumstances (e.g., low shareholder participation in both the Offering and the Over-Subscription Privilege), the Horejsi Affiliates could substantially increase their percentage ownership in the Fund at an advantageous price. For example, with Horejsi Affiliates presently owning 20.7% of the Fund's shares, if shareholder participation was such that 30% of the shares in the Offering were unsubscribed or the Rights were not traded, thus permitting the Affiliates as well as other participating shareholders to over-subscribe in proportion to their ownership in the Fund, the Horejsi Affiliates could increase their ownership position in the Fund from 20.7% to 25% (or possibly more if shareholder participation in the over-subscription privilege was low) at an advantageous price.

Any shares acquired in the Offering by the Horejsi Affiliates as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of shares so acquired, if the shares are held for a period of less than six months, will be returned to the Fund.

Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercising Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The underlying shares will also be admitted for trading on the NYSE and will begin trading ex-Rights two Business Days prior to the Record Date.

PURPOSE OF THE OFFERING. The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. In addition, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. The Offering seeks to reward existing shareholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund. See "Reasons for Conducting the Offering" below.

REASONS FOR CONDUCTING THE OFFERING. Although there are numerous reasons for the Fund's conducting a rights offering, Management has emphasized two primary reasons:

    Spreading Expenses Across More Assets. As a closed-end mutual fund gets smaller, its expense ratio (i.e., the ratio of expenses to fund assets) necessarily increases. This is because all funds have certain fixed costs (e.g., fidelity bonds, insurance, legal, accounting and printing costs, etc.) which are not charged in proportion to the fund's size. As a fund gets smaller, these fixed costs get spread over fewer assets, thus resulting in a higher expense ratio. The opposite occurs as a fund's assets increase, that is, the fixed costs are spread across a larger asset base thus resulting in a lower expense ratio. In the case of the Fund, since its initial public offering in 1974, it has shrunk from its original size of $70 million to around $35.8 million as of November 15, 2002. Management believes that, even at $70 million, the Fund would lack the critical mass to be considered an efficiently run closed-end fund.

    The current actual expense ratio ("Current Actual Expense Ratio") is estimated by Management to be 2.63% on an annualized basis based on total current net assets of approximately $35.8 million (as of November 15, 2002). 1.55% of this Current Actual Expense Ratio consists of the fees paid to the Advisers and Administrator. These percentages are not expected to change, regardless of any potential increase in net assets from the Offering. The remaining component of the Current Actual Expense Ratio (i.e., 1.08%) consists primarily of expenses charged as a fixed-dollar amount (e.g., legal fees, customary proxy related expenses, and insurance). Since these expenses are not charged on a percentage basis, they do not tend to be significantly affected by increases or decreases in the Fund's total net assets. Using the actual expenses incurred by the Fund during fiscal year ending June 30, 2002, the fixed-dollar expenses totaled $410,400 or 1.08% of current total net assets. It is this fixed-dollar amount that would be spread over the larger asset base from the Offering and thus result in a decrease in the Current Actual Expense Ratio.

    Assuming that (i) the Subscription Price is $5.09 (i.e., 95% of the lower of the Fund's NAV or average 5-day volume-weighted closing sale price on November 15, 2002), and (ii) the Offering is fully subscribed, the Fund's estimated expense ratio would be 1.94%. This compares favorably to the Current Actual Expense Ratio of 2.63% - a difference of 0.73% per annum - representing a significant increase in operating efficiency. This difference is much smaller if certain expenses that Management does not consider to be typical operating expenses are excluded. For example, during its last fiscal year, the Fund incurred a high level of legal and proxy related expenses in connection with a proxy contest that occurred during the Fall of 2001 and a special shareholders' meeting in April 2002 to change the Fund's adviser and objective. Management does not anticipate this type or level of expense to typically occur in the future. Excluding the higher expenses incurred in the proxy contest and special shareholders meeting, Management estimates that the Fund's expense ratio will be 2.23% annualized. Based on this "adjusted" expense ratio, the above example would indicate an annualized savings of 0.29%. The Administrator has agreed to reimburse expenses for the one-year period beginning on the Expiration Date to the extent necessary to maintain the net average annualized expense ratio of the Fund at its level on the Expiration Date, excluding any out of the ordinary expenses (e.g., litigation costs) incurred by the Fund after the Offering.

    TAKING ADVANTAGE OF INVESTMENT OPPORTUNITIES. As of the date of this Prospectus, the Fund is fully invested in accordance with its investment objective. The recent decline in the stock market over the last 2 years has resulted, in some instances, in lower equity prices on good companies which have not been available during the recent past. In addition, lower stock prices are sometimes seen toward year-end due to investors selling portfolio holdings to recognize tax losses. The Offering may permit the Fund to take advantage of such opportunities if they arise, without necessarily having to liquidate Fund holdings to raise cash. When Management sees an opportunity, it wants to be able to take advantage of it quickly and make a significant investment, without having to sell current holdings in the process. Having the cash resources to accomplish this is very important.

Other reasons supporting the Offering include the following:

    INCREASING LIQUIDITY. By conducting the Offering, the liquidity of the Fund's shares in the market may increase based solely on the fact that there would be more shares outstanding. In addition, by making the Rights transferable, there is a good probability that the number of Fund shareholders will increase after the Offering, which would also increase the likelihood of greater liquidity in the Fund's shares.

    RETAINING GOOD INVESTMENTS. In a closed-end fund like the Fund, there are limits on the Fund's ability to take advantage of new, possibly better opportunities as they may arise in the future. Rather than sell a good company to free up cash to take advantage of these new opportunities, the Advisers believe that shareholders are better served by raising more cash through a rights offering. This approach in the long-term tends to be more tax-efficient.

    REDUCED TRANSACTION COSTS. A rights offering rewards existing shareholders an opportunity to purchase additional shares of Common Stock at a price that is below market value and net asset value without the transaction costs that would be associated with open-market purchases or initial public offerings (e.g., brokerage commissions and underwriting fees).

    MORE INFLUENCE. A rights offering permits a fund to grow, and as it grows, a fund can exert more influence in effecting changes (or preventing changes) within the companies in which it invests.

    INVESTING FOR CONTROL. Although investing for control is not a primary strategy of the Fund, at those times when Management sees an opportunity and chooses to do so, it wants the Fund to be big enough and thus have the financial wherewithal to buy the requisite controlling shares.

    BETTER TREATMENT FROM BROKERS. Larger funds can buy "in quantity" and can sometimes receive better execution and lower commissions from brokers because of their size.

    IMPROVING ANALYST COVERAGE. Increasing the Fund's size may increase analyst coverage which may in turn stimulate investor interest in the Fund and ultimately result in narrowing and maintaining a narrow discount.

THE SUBSCRIPTION PRICE. The Subscription Price for the shares to be issued under the Offering will be equal to 95% of the lesser of (a) the NAV on the Pricing Date or (b) the volume-weighted average closing sale price of a share on the NYSE for the Pricing Date and the four preceding trading days (the "Average Closing Price").

For example, if the Offering were held using a pricing date of November 15, 2002, at which time the NAV was $6.32, the market price on such date was $5.35, the discount was 15.34%, and the Average Closing Price for the week was $5.36, then the Subscription Price would be $5.09.

OVER-SUBSCRIPTION PRIVILEGE. If all of the Rights initially issued are not exercised, any shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient shares are not available to honor all over-subscriptions, the available shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining shares each over-subscribing shareholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

The method by which shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

           Holder's Record Date Position
       --------------------------------------
         Total Record Date Position by All    x      Excess Shares Remaining.
                 Over-Subscribers

The Fund will not offer or sell any shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFERING. The Offering will expire at 5:00 p.m., New York time, on the Expiration Date (December 20, 2002), unless extended by the Fund to a date not later than December 29, 2002, at 5:00 p.m., New York time (the "Extended Expiration Date"). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.

SALES BY SUBSCRIPTION AGENT. Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before the Expiration Date (unless extended). Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, if any, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent on a prorata basis with other selling Rights holders. These sales may be effected by the Subscription Agent through independent registered broker-dealers. The Subscription Agent will attempt to sell all Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the non-claiming shareholders. Proceeds from those sales will be held by Eastern Bank for the account of the non-claiming shareholder until the proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE.

METHOD OF TRANSFERRING RIGHTS. The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights".

METHOD OF EXERCISING RIGHTS. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to Colbent Corporation at the following address:

IF BY MAIL:                                 IF BY HAND:                                     IF BY OVERNIGHT COURIER:
Colbent Corporation                         Securities Transfer & Reporting Services, Inc.  Colbent Corporation
Attn: Corporate Actions                     c/o Colbent Corporation                         Attn: Corporate Actions
P.O. Box 859208                             Attn: Corporate Actions                         40 Campanelli Drive
Braintree, MA  02185-9208                   100 William Street, Galleria                    Braintree, MA 02184
                                            New York, New York  10038

SUBSCRIPTION AGENT. The Subscription Agent is Colbent Corporation, Attn:
Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208. The Subscription Agent will receive from the Fund an amount estimated to be $62,500, comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT 1-800-732-6518; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

PAYMENT FOR SHARES. Payment for shares shall be calculated by multiplying the Estimated Subscription Price of $5.09 per share times the sum of (i) the number of Rights held and intended to be exercised in the Primary Subscription, plus
(ii) the number of additional shares for which a shareholder wishes to over-subscribe under the Over-Subscription Privilege. For example, if a shareholder receives 100 Rights and wishes to subscribe for 100 shares in the Primary Subscription, and also wishes to over-subscribe for 50 additional shares under the Over-Subscription Privilege, he would send in $5.09 x 100 ($509.00) plus $5.09 x 50 ($255). Holders of Rights who wish to acquire shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

          1. If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of $5.09 per share for the shares subscribed for in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., New York time, on the third (3rd) business day after the Expiration Date (the "Protect Period").

          2. Alternatively, a shareholder can, together with the properly completed and executed Subscription Certificate, send payment for the shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $5.09 per share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

If the Estimated Subscription Price is greater than the actual per share purchase price, the excess payment will be applied toward the purchase of additional shares to the extent that there remain sufficient unsubscribed shares available after the Primary and Over-Subscription allocations are completed. To the extent that sufficient unsubscribed shares are not available to apply all of the excess payment toward the purchase of additional shares, available shares will be allocated in the manner consistent with that described in the section entitled "Over-Subscription Privilege" above. Any excess payment will be refunded to you to the extent that additional shares are not available.

A PAYMENT, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the completion of the Protect Period, a confirmation will be sent by the Subscription Agent to each shareholder (or, if the Fund's shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of shares acquired pursuant to the Primary Subscription;
(ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the shares; and (iv) any additional amount payable by such shareholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Pricing
Date) or any excess to be refunded by the Fund to such shareholder (e.g., if the Estimated Subscription Price was more than the Subscription Price on the Pricing
Date). Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the tenth (10th) business day after the Confirmation Date, and any excess payment to be refunded by the Fund to such shareholder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a shareholder must be made in United States Dollars by money order or by checks drawn on banks located in the Continental United States payable to Eastern Bank acting on behalf of the Subscription Agent.

Whichever of the above two methods is used, issuance and delivery of certificates for the shares subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the shares from the Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY.

If a holder of Rights who acquires shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the shares purchased by the holder in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares and to enforce the relevant guaranty of payment.

Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights Holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES. Certificates representing shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the shares has been received and cleared. Certificates representing shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected.

FOREIGN RESTRICTIONS. Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offering either in part or in full should contact the Subscription Agent (Colbent Corporation), by written instruction or recorded telephone conversation at 781-843-1833 ext 203, no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Offering may be made to any such shareholder. If the Subscription Agent has received no instruction by the third business day prior to the Expiration Date or the Fund has determined that the Offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE OFFERING. The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the NYSE). The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect but does not address any state, local or foreign tax consequences of the Offering. The discussion assumes, as is expected, that the fair market value of the Rights distributed to all of the Record Date Shareholders will be less than 15% of the total fair market value of all of the Fund's Common Stock as of the Record Date.

For purposes of the following discussion, the term "Old Share" shall mean a currently outstanding share of the Fund's Common Stock with respect to which a Right is issued and the term "New Share" shall mean a newly issued share of the Fund's Common Stock that is received upon the exercise of a Right.

FOR ALL RECORD DATE SHAREHOLDERS.

    Neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such shareholder for federal income tax purposes regardless of whether or not the shareholder makes the below-described election which is available under Section 307(b)(2) of the Code (a "Section 307(b)(2) Election").

    If a Record Date Shareholder makes a Section 307(b)(2) Election, the shareholder's federal income tax basis in any Right received pursuant to the Offering will be equal to a portion of the shareholder's existing federal income tax basis in the related Old Share. If made, a Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Shareholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Shareholder's federal income tax return for the taxable year which includes the Record Date. Record Date

    Shareholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a
    Section 307(b)(2) Election.

FOR RECORD DATE SHAREHOLDERS MAKING A SECTION 307(B)(2) ELECTION.

    LAPSE OF RIGHTS. If a Record Date Shareholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the shareholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced as a result of such lapse.

    EXERCISE OF RIGHTS. If an electing Record Date Shareholder exercises a Right, the shareholder's existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the Record Date. Upon such exercise of the shareholder's Rights, the New Shares received by the shareholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the shareholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Shareholder. In addition, if a Record Date Shareholder exercises a Right and later sells the related Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the shareholder's original basis in the Old Share that was allocated to the related Right as described above.

    SALE OF RIGHTS. If an electing Record Date Shareholder sells a Right, he will recognize a gain or loss equal to the difference between the amount received for such Right and the federal income tax basis of the Right computed as set forth above under "Exercise of Rights". Any such gain or loss will be capital gain or loss (if the Right is held as a capital asset at the time of its sale) and the Record Date Shareholder's holding period for the Right will include the shareholder's holding period for the related Old Share. Any such capital gain or loss will thus be long-term capital gain or loss if the related Old Share has been held by the Record Date Shareholder for more than one year at the time the Right is sold. In addition, if a Record Date Shareholder sells a Right and later sells the related Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the shareholder's original basis in the Old Share that was allocated to the Right as described above.

FOR RECORD DATE SHAREHOLDERS NOT MAKING A SECTION 307(B)(2)  ELECTION

    LAPSE OF RIGHTS. If a Record Date Shareholder does not make a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the shareholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced as a result of such lapse.

    EXERCISE OF RIGHTS. If a non-electing Record Date Shareholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the shareholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Shareholder acquires the New Shares.

    SALE OF RIGHTS. If a non-electing Record Date Shareholder sells a Right, he will recognize a gain equal to the entire amount received for such Right. Any such gain will be a capital gain (if the Right is held as a capital asset at the time of its sale) and the Record Date Shareholder's holding period for the Right will include the shareholder's holding period for the related Old Share. Any such capital gain will thus be long-term capital gain if the related Old Share has been held for more than one year at the time the Right is sold. In addition, the Record Date Shareholder's federal income tax basis in the related Old Share will remain unchanged.

FOR SECONDARY-MARKET PURCHASERS OF RIGHTS. The exercise of Rights by a purchaser who acquires such Rights on the NYSE or in another secondary-market transaction will not result in taxable income to such purchaser.

     LAPSE OF RIGHTS. A taxable loss will be realized by a purchaser who allows his Rights to expire without exercise. Such taxable loss will be equal to the purchaser's cost for the Rights (as increased by any brokerage costs and similar costs) and will be a short-term capital loss if the purchaser holds the Rights as capital assets at the time of their lapse.

    EXERCISE OF RIGHTS. A purchaser's basis for determining gain or loss upon the sale of a New Share acquired through the exercise of his Rights will be equal to the sum of the Subscription Price for the New Share plus the purchase price of the Rights that were exercised in order to acquire such New Share (with such Subscription Price and purchase price each being increased by any applicable servicing fees charged to the purchaser by his broker, bank or trust company and other similar costs). A purchaser's holding period for a New Share acquired upon exercise of a Right begins with the date of exercise of the Right. A taxable gain or loss recognized by a purchaser upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of its sale) and will be a long-term capital gain or loss if the New Share has been held at the time of its sale for more than one year.

    SALE OF RIGHTS. A taxable gain or loss recognized by a purchaser upon a sale of a Right will be a short-term capital gain or loss if the Right is held as a capital asset at the time of its sale.

EMPLOYEE PLAN CONSIDERATIONS. Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under
Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                           INFORMATION ABOUT THE FUND

THE FUND. The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from investment in both dividend paying common stocks and fixed income securities. The Fund typically invests in securities of U.S.-based companies. See "Investment Objectives and Policies". From its inception in 1972, the Fund had been managed to provide "a high level of current income". However, in April 2002, shareholders approved a change in the Fund's investment objective to "total return". See "The Fund" in the SAI.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. The Board of Directors of the Fund is responsible for overseeing the overall management and operations of the Fund. The SAI contains additional information about the Fund's directors. Subject to the general supervision of the Board of Directors, the Advisers manage the Fund's portfolio, make decisions with respect to and place orders for all purchases and sales of the Fund's securities, and maintain records relating to such purchases and sales. Stewart R. Horejsi and Carl D. Johns have been primarily responsible for the day-to-day management of the Fund's portfolio since January 23, 2002. See "Information Regarding the Advisers and Administrator" below.

INFORMATION REGARDING THE ADVISERS AND ADMINISTRATOR. The Fund is co-advised by Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA"). BIA and SIA are collectively referred to as the "Advisers". Since January of 2002, the Advisers have been providing advisory services to the Fund and, since March of 1999, to the Boulder Total Return Fund, Inc. As of October 31, 2002, the Advisers had a total of $268.7 million in assets under management. The Fund's administrator is Fund Administrative Services, LLC ("FAS" or the "Administrator").

    BOULDER INVESTMENT ADVISERS, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the Horejsi Affiliates and other family interests. The members of BIA are Evergreen Atlantic, LLC, whose address is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, whose address is PO Box 801, Yankton, South Dakota 57078 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Mr. Horejsi and Ms. Ciciora may directly or indirectly benefit from the relationship between the Fund and BIA.

    STEWART INVESTMENT ADVISERS. SIA (or Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers) is a Barbados international business company, incorporated on November 12, 1996, and is wholly owned by the Stewart West Indies Trust, an irrevocable South Dakota trust, established by Mr. Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"), whose address is PO Box 801, Yankton, South Dakota 57078. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, as well as members of her family, are discretionary beneficiaries under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

    SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (i.e., presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

    PORTFOLIO MANAGERS. Stewart R. Horejsi is an employee of both BIA and SIA. He is the primary investment manager and, together with Carl D. Johns (see below), the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi was a director of the Boulder Total Return Fund, Inc. until November, 2001; General Manager, Brown Welding Supply, LLC (sold in 1999), since April 1994; Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has been the investment adviser for various Horejsi Affiliates since 1982. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

    Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for BIA and, together with Mr. Horejsi, is responsible for the Fund's fixed income portfolio and BIA's day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Boulder Total Return Fund, Inc.

    FUND ADMINISTRATIVE SERVICES, LLC. FAS (formerly Boulder Administrative Services, L.L.C.) is a Colorado limited liability company whose principal place of business is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, L.L.C. (50%) (the "Members"). The officers of FAS are Stephen C. Miller, manager; Carl Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January of 2002, FAS has been providing certain administrative and executive management services to the Fund and, since March of 1999, to the Boulder Total Return Fund, Inc.

THE INVESTMENT CO-ADVISORY AGREEMENTS. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of the Advisers; Securities and Exchange Commission fees; state Blue Sky qualification fees; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net asset value (the "Adviser Fee") (including the principal amount of leverage, if any). Under the terms of the Advisory Agreements, the Advisers split the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, the Adviser Fee is split between BIA and SIA 35% and 65%, respectively. Although the Advisers intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, all of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

ADMINISTRATION AGREEMENT. The Fund and FAS (Fund Administrative Services, L.L.C.) (also referred to as the "Administrator") are parties to an Administration Agreement dated January 23, 2002 (the "Administration Agreement"). FAS is owned by the Members, who, as indicated above, are also the owners of BIA and are included in the group referred to herein as the Horejsi Affiliates. FAS is headquartered at 200 S. Santa Fe, #4, PO Box 6043, Salina, KS 67401 and has offices in Colorado at 1680 38th Street, Suite 800, Boulder, Colorado 80301. As previously mentioned, both Mr. Horejsi and Ms. Ciciora, one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B, one of the Members of FAS, and under the trusts who own Evergreen Atlantic, LLC, the other Member of FAS.

Under the Administration Agreement, FAS provides administrative, accounting oversight, executive management and certain other services to the Fund including: providing the Fund's principal offices in Colorado and executive officers, overseeing the operations of the Fund, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other tasks. In addition, FAS is responsible for engaging service providers for and paying all fees associated with Fund's transfer agency and custody requirements. FAS currently delegates the provision of accounting and certain administrative services to third parties. Pursuant to the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of .30% of the value of the Fund's average monthly net assets. As previously mentioned, pursuant to the Administration Agreement, FAS pays and is solely responsible for custody and transfer agency fees incurred by the Fund, as well as the fees payable to any third parties retained by it to provide services to the Fund.

                                 USE OF PROCEEDS

INVESTMENT OPPORTUNITIES. Management estimates the net proceeds of the Offering to be approximately $28.6 million based on an Estimated Subscription Price of $5.09 per share, assuming the Offering is fully subscribed and the expenses related to the Offering are approximately $229,225. The foregoing estimates are based on the closing price of the Fund's shares on November 15, 2002. Accordingly, the assumptions and projections contained in this Prospectus are subject to change significantly depending on changes in market conditions for the Fund's shares and performance of the Fund's portfolio.

As of the date of this Prospectus, the Fund is fully invested in accordance with its investment objective. As of November 15, 2002, 96.8% of the Fund's assets are invested in common stocks or corporate bonds consistent with the Fund's objective. The Advisers have indicated that, at the present time, the market offers some attractive investment opportunities that, in some instances, have not existed for years and which, if taken advantage of, could yield positive results to shareholders over the long term. The Advisers have indicated that, if the Offering is implemented as contemplated by this Prospectus, there should be ample opportunities in which to invest the proceeds of the Offering within 120 days of receipt. The Advisers have agreed to waive one-half of any advisory fees which would be charged against the uninvested proceeds from the Offering until such time as 50% of the proceeds have been invested in common stock equities, which include shares of real estate investment trusts and investment companies, in accordance with the Fund's investment objective.

BENEFIT TO THE ADVISERS AND ADMINISTRATOR. The Advisers and the Administrator will benefit from the Offering because their fees are based on the average net assets of the Fund.

It is not possible to state precisely the amount of additional compensation the Advisers and Administrator will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value. However, if all Rights are exercised at the Estimated Subscription Price of $5.09 (i.e., the estimated subscription price based on the Fund's NAV and share price on November 15, 2002), the annual compensation to be received by the Advisers and Administrator would be increased by approximately $446,000. This does not reflect the impact of the expense reimbursement agreement by the Administrator and the initial fee waiver by the Advisers (see "Effect of Offering on Expense Ratio" above and "Use of Proceeds" below). Two of the Fund's Directors who voted to recommend the Offering to shareholders are "interested persons" of the Advisers within the meaning of the 1940 Act. One of these Directors, Susan L. Ciciora, could benefit indirectly from the Offering because of her beneficial interest in the Advisers and the Administrator. See "Information Regarding the Advisers and Administrator" above. While it was cognizant of the benefit to the Advisers and Administrator and indirect benefit to Ms. Ciciora, the Board nevertheless concluded that the Offering was in the best interest of shareholders.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to existing shareholders. Such future offerings would similarly benefit the Advisers and Administrator.

EXPENSES OF THE FUND. The Fund will pay all of its expenses, including fees of the directors not affiliated with the Advisers and board meeting expenses; fees of the Advisers and Administrator; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Fund's legal counsel and independent accountants; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred shares issued by the Fund.


                  MARKET PRICE AND NET ASSET VALUE INFORMATION

The Fund's Common Stock is publicly held and is listed and traded on the NYSE. The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the NYSE, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

                     Boulder Growth & Income Fund, Inc.(1)

                                Share Price Data

                                         NAV of Fund                        Low Closing    NAV of Fund
                       High Closing    Preceding High   Premium/Discount       Sales      Preceding Low   Discount as %
   Quarter Ended     Sales Price(2)      Sales Price       as % of NAV       Price(2)      Sales Price        of NAV
-------------------- ----------------- ---------------- ------------------ -------------- --------------- ---------------
     9/30/2002            $6.65             $7.15             -7.0%            $5.21          $6.49           -19.7%
     6/30/2002            $7.90             $8.09             -2.3%            $6.40          $7.66           -16.4%
     3/31/2002            $8.09             $8.29             -2.4%            $7.22          $8.11           -11.0%
    12/31/2001            $8.29             $8.50             -2.5%            $7.61          $8.38            -9.2%
     9/30/2001            $8.80             $8.83             -0.3%            $7.71          $8.25            -6.5%
     6/30/2001            $8.85             $8.75              1.1%            $8.21          $8.61            -4.6%
     3/31/2001            $9.02             $9.03             -0.1%            $8.45          $8.75            -3.4%
    12/31/2000            $8.56             $8.51              0.6%            $7.94          $8.51            -6.7%

(1) Prior to April 26, 2002, the name of the Fund was USLife Income Fund, Inc.
(2) As reported by the NYSE

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from investments in both dividend paying common stocks and income producing securities such as the common stocks of utilities, closed end funds ("RICs"), real estate investment trusts ("REITs"), as well as U.S. Government securities, preferred stocks and bonds. No assurance can be given that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified", with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and income-producing common stocks. The term "income-producing common stocks" includes RICs whose objective is income, REITs and other dividend-paying common stocks; while the term "fixed income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of short-term (less than twelve months to maturity) U.S. Government securities, certificates of deposit and other bank obligations, investment grade corporate bonds and other debt instruments, and repurchase agreements. Under normal circumstances, the Fund will not have more than 10% of its assets in cash or cash equivalents.

The Fund's portfolio currently is, and the Fund expects it to continue to be, invested primarily in common stocks. Under the 1940 Act, the Fund must limit to 10% the portion of its assets invested in RICs and, absent an amendment to the Fund's industry concentration policy, must limit to 25% the portion of its assets invested in REITs or any other industry. Each of these percentage limitations is calculated at the time of investment, and the Fund will not be required to dispose of assets if holdings increase above these levels due to appreciation. The volatility of common stock prices has historically been greater than fixed-income securities, and as the Fund has shifted a greater portion of its assets into common stocks, the volatility of the Fund's net asset value has also increased. The time horizon for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

Except for the Fund's investment objective and the Fund's fundamental investment restrictions described in the SAI, the percentage limitations and investment policies set forth in this Prospectus can be changed by the Board of Directors without shareholder approval.

OTHER INVESTMENT TECHNIQUES. The Fund may engage in other types of transactions, including, but not limited to investment in restricted and illiquid securities, other closed-end investment companies or REITs, repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" and "Other Investment Policies and Techniques" in the SAI.

RISKS ASSOCIATED WITH THE FUND'S INVESTMENTS. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund through the Offering.

     INVESTMENTS IN COMMON STOCKS. The Fund expects to invest, under normal market conditions, in excess of 80% of its assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's net asset value may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

     The Fund presently has invested a significant percentage of its portfolio in low-dividend or non-dividend paying common stocks such as Berkshire Hathaway, Inc. The Fund will not generate income at its historic levels, thus resulting in a decreased distribution of investment income to the holders of the Fund's common stock. As of November 15, 2002, the Fund held 144 Berkshire Hathaway, Inc. "A" shares. At the time of investment, this represented less than 25% of the Fund's assets. However, primarily because of depreciation of other assets in the Fund, as of November 15, 2002, these positions represented 29.8% of the Fund's assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire Hathaway, Inc. Though not an insurance company itself, Berkshire Hathaway owns Geico Insurance and General Re Insurance companies, and therefore derives a significant portion of its income, and its value, from these two insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire Hathaway, Inc. or any other company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's NAV, (ii) may result in a proportionate decline in the market price of the Fund's common shares, and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

     INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. REITs, or Real Estate Investment Trusts, are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The Fund may invest up to 25% of its assets in REIT securities. The Fund intends to invest in REIT securities primarily for income. As of November 15, 2002, the Fund had 19.3% of its assets invested in REITs. There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated.

     INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES. The Fund may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may, from time to time, invest in other closed-end RICs when market conditions seem appropriate to the Advisers. As of November 15, 2002, the Fund had 0% of its assets invested in RICs. The Fund intends to normally invest in RICs that pay dividends, although it is not limited to such RICs. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Fund will bear its ratable share of that fund's expenses, including management fees, and will remain subject to the Fund's advisory and administrative fees with respect to the assets so invested.

     INVESTMENTS IN BONDS. As of November 15, 2002 bonds constituted approximately 5.2% of the Fund's assets. This ratio is down significantly from January 23, 2002 (the date the Advisers were engaged to manage the Fund's portfolio) when the Fund held almost 100% of its assets in corporate bonds. Corporate bonds may be substantially less liquid than many other securities such as common stocks or U.S. Government securities. In addition, bonds purchased by the Fund may be subject to risk with respect to the issuing entity and to market fluctuations. In particular, such bonds may be subject to "credit risk" which refers to an issuer's ability to make timely payments of interest and principal. The Fund does not expect to make substantial investments in securities rated less than investment grade. Lower-quality fixed-income securities in the Fund's portfolio may be subject to greater risk than higher rated securities.

INVESTMENT PHILOSOPHY.

     COMMON STOCKS. With respect to the common stock portfolio (other than common stocks purchased primarily for their income-producing potential), the Advisers use an "intrinsic value" approach to selecting and managing the Fund's assets. The Advisers define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in its securities selection process, the Advisers put primary emphasis on analysis of balance sheets, cash flows, the quality of management and their ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Advisers' estimate of such companies' "intrinsic value". The Advisers will attempt to identify and invest in such securities, with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Fund.

     CASH AND CASH EQUIVALENTS. As of November 15, 2002, the Fund had a cash position equal to 3.2% of assets, including investments in U.S. Treasury securities. Under normal market conditions, the Fund's cash position will typically be less than 20% of the Fund's total assets.

     FIXED INCOME INVESTMENTS. In seeking its total return objective, the Fund may invest a portion of its assets in U.S. Treasuries, preferred stocks, bonds and other income producing securities. In selecting individual investments, the Advisers will consider, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt to equity and debt coverage ratios.

DIVIDENDS AND DISTRIBUTIONS. Prior to the Fund's change in objective to "total return" in April 2002, it was the Fund's policy to make quarterly dividend distributions. However, with the change in the Fund's objective to "total return", and its ability to invest in non-dividend paying common stocks, the Board resolved to make only annual distributions to holders of its common stock. Accordingly, dividends from net investment income, if any, will be declared and paid annually. Shares issued in connection with the Offering will receive dividends in the same manner and same proportions as any other shares of the Fund. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's shareholders as a credit against their own tax liabilities.

The Fund qualified during its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. This qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for such taxable year (before taking into account the deduction for such distributions). In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss.

Distributions by the Fund are taxable to the shareholders to the extent paid out of the Fund's current or accumulated earnings and profits, regardless of whether such distributions are received in cash or reinvested in additional shares of common stock. Such distributions constitute ordinary income to the shareholders except to the extent they are designated as capital gain dividends, as discussed below. Any distributions by the Fund, if any, in excess of its current and accumulated earnings and profits would constitute a nontaxable return of capital to shareholders to the extent of each shareholder's tax basis in his or her shares (causing a reduction of such basis), and thereafter, to the extent of any excess over such basis, capital gain. The dividends received deduction for corporations which own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such shareholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year. The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the shares and whether such distributions are received in cash or reinvested in additional shares of common stock. Such distributions are not eligible for the dividends received deduction for corporations.

To the extent that the Fund distributes amounts in a given year that exceed the Fund's investment company taxable income and excess of net long-term capital gain over net short-term capital loss (after taking into account capital loss carryovers), such excess distributions may nonetheless cause shareholders to recognize taxable income under the federal income tax principles described above.

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Dividends declared during any month of any year payable to shareholders of record as of a specified date in such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Prior to purchasing shares, a purchaser should carefully consider the impact of distributions which are expected to be declared or have been declared, but have not been paid. Any such distributions, although in effect a return of capital, are subject to tax as discussed above.

A taxable gain or loss may be recognized by a shareholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a shareholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares. Any such capital gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares sold, except that any loss recognized with respect to shares held six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on those shares.

The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Shareholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.

DIVIDEND REINVESTMENT PLAN. At a meeting held on July 22, 2002, the Board determined to eliminate the Fund's Automatic Dividend Reinvestment Plan.

TAXATION OF THE FUND. The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and any excess of net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF SHAREHOLDERS. Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned your Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For individual (non-corporate) taxpayers, however, short-term capital gains and ordinary income are taxed at a maximum rate of 38.6% for 2002 while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Although the Fund does not intend to pay dividends in January, if it does pay such a dividend which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. The Fund intends to distribute all net investment income and any capital gains during the month of December of each year.

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

STATE AND LOCAL TAX MATTERS. You should consult with your tax advisor about state and local tax matters.


                        DETERMINATION OF NET ASSET VALUE

The net asset value of common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share of the Fund is determined as of the close of the regular trading session on the NYSE no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value is calculated on such earlier or later day as determined by the Advisers. The Fund calculates net asset value per common share of the Fund by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares of the Fund from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

The Fund values its common shares and corporate bonds by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

                 CAPITALIZATION OF THE FUND AND OTHER MATTERS

REPURCHASE OF COMMON SHARES. Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares have in the past and may in the future trade at a discount to their net asset value. The market price of the Fund's common shares is determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's common shareholders do not have the right to have the Fund redeem their common shares, the Fund may take action, from time to time, to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value. See "Repurchase of Common Stock" in the SAI.

CAPITALIZATION. The Charter authorizes the issuance of 250,000,000 shares of Common Stock, par value $0.01 per share. Shareholders recently approved an amendment to the Charter which authorizes the Board, without shareholder approval, to increase the Fund's authorized capital. Pursuant to such amendment, and in connection with the Offering, the Board resolved to increase the authorized capital of the Fund to an aggregate of 250,000,000 shares and to reduce the par value to $0.01 per share. Under the Offering, the Fund will offer 5,663,892 additional shares.

RIGHTS WITH REGARD TO DIVIDENDS, VOTING AND LIQUIDATION. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

COMMON STOCK. The Fund has no present intention of offering any additional shares of common stock other than shares described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's common shareholders.

The Common Stock has traded on the NYSE from between January of 1974 to April 29, 2002, under the symbol "UIF". From April 30, 2002 to the present, the Common Stock has traded on the NYSE under the symbol "BIF". On November 15, 2002, there were 5,663,892 common shares of the Fund issued and outstanding and the net asset value per common share was $6.32 and the closing price per common share on the NYSE was $5.09.

PREFERRED STOCK. The Board is authorized to classify and reclassify any unissued shares of Common Stock as part of an issuance of preferred stock. The Board is also authorized to set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares and outstanding preferred shares of the Fund have no preemptive right to purchase any preferred shares that might be issued.

ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS. The Fund presently has provisions in its Charter and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure:

     o The Charter classifies the Board into three classes, each with a term of three years, with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period.

     o The Charter requires the affirmative vote of at least 75% of the votes entitled to be cast by holders of Common Stock to approve, adopt or authorize the following:

         (1) Any conversion from a closed-end to an open-end investment company;

         (2) Any merger or consolidation of the Fund with or into any other person;

         (3) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Fund except for portfolio transactions of the Fund effected in the ordinary course of the Fund's business;

         (4) The issuance or transfer by the Fund (in one transaction or a series of transactions) of any shares of the Fund to any other person in exchange for cash, securities or other property (or a combination thereof) excluding sales of any shares of the Fund in connection with a public offering thereof; or

         (5) Any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

     o The Fund has elected to become subject to certain provisions of the Maryland General Corporation Law that may be regarded as anti-takeover provisions. Under these provisions, among other things (i) a majority of shareholders is required in order for shareholders to call a meeting of shareholders, (ii) Board members cannot be removed without cause,
         (iii) two-thirds of the votes entitled to be cast is necessary to remove any director, (iv) only remaining Board members can fill a vacancy on the Board resulting from an increase in the size of the Board or from the death, resignation or removal of a director and (v) directors elected by the Board to fill a vacancy serve for the full term of the class of directors in which the vacancy occurred.

     o The Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or in the 1940 Act, make it more difficult to effect a change in the Fund's business or management and could have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes they are in the best interests of shareholders.

OTHER SERVICE PROVIDERS.

     CUSTODIAN. The Fund's securities and cash are held under a Custodial Agreement with State Street Bank and Trust Company (the "Custodian"), located at 225 Franklin Street, Boston, MA 02110, pursuant to which the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions. All customary fees of the Custodian are paid by the Administrator.

     TRANSFER AGENT. The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is Mellon Investor Services LLC. All customary fees of the transfer agent are paid by the Administrator.

     INDEPENDENT ACCOUNTANTS. The data in the "Financial Highlights" section of this Prospectus are based upon financial statements for the year ending June 30, 2002, that have been audited by KPMG LLP, independent accountants, located at 99 High Street, Boston, MA 02110, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.

     LEGAL MATTERS. Certain legal matters will be passed on by Willkie Farr & Gallagher, New York, New York, counsel to the Fund in connection with the Offering.

REPORTS TO SHAREHOLDERS. The Fund sends unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

AVAILABLE INFORMATION. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office at 233 Broadway, New York, New York 10279 and its Chicago Regional Office at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

STATEMENT OF ADDITIONAL INFORMATION. Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund's Sub-Administrator, PFPC, Inc. at
(800) 331-1710. Following is the Table of Contents for the Statement of Additional Information:

STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION. Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund's Sub-Administrator, PFPC, Inc. at
(800) 331-1710. Following is the Table of Contents for the Statement of Additional Information:

STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS

THE FUND ....................................................................S-1
INVESTMENT OBJECTIVE AND POLICIES ...........................................S-1
INVESTMENT POLICIES AND TECHNIQUES ..........................................S-3
MANAGEMENT OF THE FUND ......................................................S-6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS .............................S-9
OWNERSHIP OF THE FUND BY DIRECTORS .........................................S-10
DIRECTOR COMPENSATION ......................................................S-10
COMMITTEES OF THE BOARD OF DIRECTORS .......................................S-11
CODES OF ETHICS ............................................................S-12
BROKERAGE ALLOCATION AND OTHER PRACTICES ...................................S-12
REPURCHASE OF SHARES .......................................................S-13
TAX STATUS .................................................................S-14
FINANCIAL STATEMENTS .......................................................S-15
ADDITIONAL INFORMATION .....................................................S-15

                       BOULDER GROWTH & INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

Boulder Growth & Income Fund, Inc. (the "Fund") is a closed-end, non-diversified management investment company. This statement of additional information does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated November 22, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before participating in the rights offering described in the Prospectus or otherwise purchasing the Fund's common stock. A copy of the Prospectus may be obtained without charge by calling the Fund's sub-administrator (PFPC, Inc.) at (800)-331-1701. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings given to them in the Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information is dated November 22, 2002.

                                TABLE OF CONTENTS

THE FUND....................................................................S-1
INVESTMENT OBJECTIVE AND POLICIES...........................................S-1
INVESTMENT POLICIES AND TECHNIQUES..........................................S-3
MANAGEMENT OF THE FUND......................................................S-6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............................S-9
OWNERSHIP OF THE FUND BY DIRECTORS.........................................S-10
DIRECTOR COMPENSATION......................................................S-10
COMMITTEES OF THE BOARD OF DIRECTORS.......................................S-11
CODES OF ETHICS............................................................S-12
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................S-12
REPURCHASE OF SHARES.......................................................S-13
TAX STATUS.................................................................S-14
FINANCIAL STATEMENTS.......................................................S-15
ADDITIONAL INFORMATION.....................................................S-15




                                    THE FUND

The Fund is a non-diversified, closed-end registered investment company. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both dividend paying common stocks and fixed income securities. The Fund typically invests in securities of U.S.-based companies. See "Investment Objective and Policies". From its inception in 1972, the Fund was managed to provide "a high level of current income". However, at a special shareholder meeting held in April 2002, shareholders approved a change in the Fund's investment objective to "total return" as well as a change of the Fund to non-diversified status, and eliminated or changed certain of the Fund's fundamental investment policies. See "Investment Restrictions" below.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and income from both dividend paying common stocks, including utilities, real estate investment trusts ("REITs"), registered closed end investment companies ("RICs") and fixed income securities, such as U.S. government securities, preferred stocks and bonds. No assurance can be given that the Fund will achieve its investment objective.

The Fund is a "non-diversified" investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks.

INVESTMENT RESTRICTIONS. A number of the Fund's investment policies have been defined as "fundamental" policies ("Fundamental Policies") by the Prospectus. No Fundamental Policy may be changed without the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. With the exception of the Fundamental Policies, all other policies, statements, objectives, terms and conditions may be changed by the Fund's Board of Directors (the "Board") without shareholder approval. At a special shareholder meeting held on April 26, 2002, shareholders approved proposals eliminating or modifying Fundamental Policies regarding (i) prohibition on investing in REITs, (ii) prohibition on borrowing, (iii) prohibition on pledging assets, (iv) prohibition on issuing senior securities and (v) restrictions on greater-than-5% holdings in a single issuer. Presently, after elimination or modification of these policies, the Fund has the following investment restrictions. It may not:

     1.  Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of issuers conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

     3. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     4. Write, purchase or sell puts, calls, or combinations thereof provided that this shall not preclude the purchase and sale of warrants, rights and convertible securities in accordance with the Fund's policies.

     5. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the SEC, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     6. Invest no more than 20% of its assets in foreign securities, except that the Fund may invest not more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

     7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     8. Purchase or sell real estate, except that the Fund may purchase or sell real estate investment trusts and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     9.  Purchase or sell commodities or commodity contracts.

     10. Make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities as described under "Investment Objective and Policies".

     11. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     12. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933.

     13. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     14. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     15. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Fund invests primarily in a portfolio of common stocks and income producing securities such as utilities, REITs, RICs, bonds and preferred stocks.

     COMMON STOCKS. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting common stocks for investment, the Fund expects to focus primarily on domestic United States companies, although the Fund is permitted to invest in companies outside the U.S. subject to the restriction stated above (i.e., no more than 20% of the Fund's assets may be invested in foreign companies). Generally, target companies will have a consistent high return on equity, while using modest amounts of debt relative to their industry. The Fund will seek investments in businesses the Advisers (defined below) understand, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the business' earnings and anticipated growth in earnings. The Fund will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since Boulder Investment Advisers, LLC ("BIA") and Stewart Investment Advisers ("SIA") (collectively, the "Advisers") believe it would be unwise to impose such investment limitations. When the Fund makes an investment in a common stock, it will likely make a significant investment and typically hold onto it for a long period of time. In the long run, the Fund believes that value-type investing will produce the best overall total return.

     INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs, or Real Estate Investment Trusts, are companies dedicating to owning, and usually operating, income producing real estate or to financing real estate. Most REITs are trusts under Sections 856 through 860 of the Internal Revenue Code of 1986 (the "Code"). The Fund may invest up to 25% of its assets in REITs. The Fund intends to invest in REITs primarily for income. As of November 15, 2002, the Fund had 19.3% of its assets invested in REITs. There are risks associated with investing in REITs, including the potential for loss of value if the underlying properties in which the REIT invests decline in value. Property valuations may rise and fall with either the local economy conditions or with the national economy. Furthermore, the dividend income paid out by the REIT may be reduced or eliminated, depending on the income produced by the underlying properties owned by the REITs. In the normal course of business, REITs face risks that are either non-financial or non-quantifiable. These risks principally include credit risk as well as legal risk. Because most REITs are typically financed with debt instruments, they are also interest rate sensitive.

     INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES ("RICs"). The Fund may invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may, from time to time, invest in other closed-end RICs when they are trading at a discount, and when market conditions seem appropriate to the Advisers. As of November 15, 2002, the Fund had 0% of its assets invested in RICs. The Fund intends to normally invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that the dividend paid by the RIC could be reduced or eliminated. Dividend paying closed-end RICs can also trade at substantial discounts to their net asset value. Such RICs typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. RICs also have expenses associated with management of the fund. To the extent that the Fund invests in other RICs, the Fund's shareholders will indirectly be incurring expenses for both the Fund and for that portion of the Fund's assets invested in other RICs. However, even operating companies also incur expenses in their daily operations. Profits are reported net of these expenses, and RICs are no different in that respect. RICs fall under the auspices of the 1940 Act, which requires disclosure of expenses and calculation of net asset value ("NAV") net of expenses. Despite this, the Advisers deem the "double-expense" to have a minimal impact when compared to the discount at which the Fund may buy other RICs. In the case of RICs that specialize in bonds, the primary risk is interest rate risk. The NAV and market value of RICs will fluctuate with the value of the underlying assets.

     BONDS. Prior to April 26, 2002, the Fund was called USLife Income Fund, Inc. and was virtually 100% invested in corporate bonds. After the Fund changed its investment objective on April 26, 2002, the Advisers liquidated a substantial portion all of the Fund's bond portfolio. As of November 15, 2002, the Fund had only 5.2% of its assets invested in bonds. The Fund may continue to liquidate most of its remaining bond holdings as appropriate and does not anticipate making significant investments in bonds in the future.

     PREFERRED STOCKS. The Fund may invest in preferred stocks. Generally, preferred stockholders receive dividends prior to distributions on common stock and have a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. The Fund may, from time to time, invest in preferred stocks that are rated investment grade by Moody's Investment Services ("Moody's") and Standard & Poor's ("S&P") at the time of investment or whose issuer's senior debt is rated investment grade by Moody's or S&P at the time of investment, although the Fund is not limited to investments in investment grade preferreds. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

     MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 20% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors.. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P; and repurchase agreements.

     REPURCHASE AGREEMENTS. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     GOVERNMENT SECURITIES. The Fund may invest in government securities that include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Also included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

     ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

BORROWINGS. The Fund reserves the right to borrow funds to the extent permitted by its Fundamental Policies. See "Investment Restrictions" above. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Fund. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

LENDING OF SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

OTHER INVESTMENT TECHNIQUES AND POLICIES

LEVERAGE. At a Special Meeting held in April 2002, shareholders approved the elimination or modification of certain of the Fundamental Policies, thus allowing the Fund to leverage its portfolio. At the annual meeting on October 1, 2002, shareholders approved an amendment to the Charter that would permit the Fund to issue preferred stock which could be used to leverage the portfolio. Management believes that well-managed leverage can have a beneficial effect on shareholders' total return. If properly managed, leverage can provide enough additional income to pay a substantial portion of Fund expenses, if there is enough of a positive spread between the borrowed money and the return on the assets acquired with such moneys. Although the Fund will likely focus its use of leverage on producing income, the Fund may also purchase other income producing securities (e.g., RICs, REITs and dividend-paying common stocks) or non-dividend-paying common stocks for long-term appreciation. The Fund is limited in its use of leverage to the maximum amount permitted by law, which is the limit contained in Section 18 of the 1940 Act. The Fund would leverage through the issuance of preferred stock or borrowing. Depending on how leverage might be structured, the leverage may, in certain circumstances, require shareholder approval. Presently, although there are no current proposals for leveraging the Fund, upon consideration and approval by the Board, the Fund can borrow from banks, institutions or other entities, such as through margin purchases or reverse repurchase agreements.

     RISKS ASSOCIATED WITH LEVERAGE. The Fund is authorized to borrow money from banks and other entities in an amount equal to up to 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes. Borrowings create leverage, which is a speculative characteristic. Although the Fund may borrow continuously, it will do so only when management believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund.

Borrowing by the Fund will create an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging resulting from borrowing will magnify declines as well as increases in the net asset value of the Common Stock and in the net return on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if borrowing was not used. Conversely, however, if the return from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net return of the Fund will be less than if borrowings were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

The Fund expects that, if it determines to borrow, some or all of its borrowings may be made on a secured basis. If they are, the Fund's custodian will either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the investment adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, with its custodian or a designated sub-custodian containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

The Fund may, in addition to engaging in the transactions described above, borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases, tender offers or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

                             MANAGEMENT OF THE FUND

The Fund's board of directors (the "Board") is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are five directors of the Fund. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth in the tables below:

INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.


------------------------------ ------------------------ ---------------------------------------------- ------------------
     Name, Address*, Age         Position, Length of          Principal Occupation(s) and Other         Number of Funds
                                Term Served, and Term                Directorships held                 in Fund Complex
                                      of Office                  During the Past Five Years               Overseen by
                                                                                                           Director
------------------------------ ------------------------ ---------------------------------------------- ------------------
Disinterested Directors
------------------------------ ------------------------ ---------------------------------------------- ------------------
Alfred G. Aldridge, Jr.        Director of the Fund     Retired;  from 1982-2002, Sales Manager of             2
Brig. Gen. (Retired)           since January 2002.      Shamrock Foods Fund; Director of the Fiesta
Cal. Air National Guard        Current term expires     Bowl, Tempe, AZ since 1997.  Director,
Age: 65                        at Annual Meeting for    Boulder Total Return Fund, Inc., since 1999.
                               2004

Richard I. Barr                Director of the Fund     Retired; from 1963-2001, Manager of                    2
Age:  64                       since January 2002.      Advantage Sales and Marketing, Inc.
                               Current term expires     Director, Boulder Total Return Fund, Inc.,
                               at Annual Meeting for    since 1999; Director, First Financial Fund,
                               2004                     Inc., since 2001.

Joel W. Looney                 Director of the Fund     Partner, Financial Management Group, LLC               2
Age:  40                       since January, 2002.     since July 1999.  Director, Boulder Total
                               Current term expires     Return Fund, Inc., since January 2001.
                               at Annual Meeting for
                               2003

Interested Directors**
------------------------------ ------------------------ ---------------------------------------------- ------------------
Susan L. Ciciora               Director of the Fund     Owner, Superior Interiors (interior design             2
Age: 38                        since January 2002.      for custom homes) since 1995; Corporate
                               Current term expires     Secretary, Ciciora Custom Builders, LLC
                               at Annual Meeting for    since 1995;  Trustee of the Brown Trust and
                               2003                     the EH Trust.  Director, Boulder Total
                                                        Return Fund, Inc., since November 2001.

Stephen C. Miller              Director and Chairman    President and General Counsel of  Boulder              2
Age:  49                       of the Board since       Investment Advisers, LLC ("BIA"); Manager,
                               January 2002.            Fund Administrative Services, LLC ("FAS");
                               President of the         Vice President of  Stewart Investment
                               Fund.  Current term      Advisers ("SIA"); Director, Chairman of the
                               expires at Annual        Board and President of Boulder Total Return
                               Meeting for 2005         Fund, Inc., since 1999. President and
                                                        General Counsel, Horejsi, Inc. (liquidated
                                                        in 1999); General Counsel, Brown Welding
                                                        Supply, LLC (sold in 1999); Of  Counsel,
                                                        Krassa & Miller, LLC since 1991.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment advisers. Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of the BIA and FAS. See "Benefit to Advisers and Administrator" below.

From the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust. The Mildred Horejsi Trust, the EH Trust and the other trusts and business entities affiliated with the Horejsi family are referred to herein as the "Horejsi Affiliates".

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 23, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
     Name, Address, Age        Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                                        Office                           During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------
Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Total Return Fund, Inc., since 1999; Employee of
Age: 39                        January 2002. Appointed    Flaherty & Crumrine Incorporated prior to December 31,
                               annually.                  1998; Assistant Treasurer of Preferred Income Management
                                                          Fund Incorporated, Preferred Income Fund Incorporated and
                                                          Preferred Income Opportunity Fund Incorporated prior to
                                                          December 31, 1998.

Stephanie Kelley               Secretary since January    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,              2002. Appointed            October 27, 2000; Assistant Secretary and Assistant
Suite 800                      annually.                  Treasurer of various Horejsi Affiliates; employee of FAS
Boulder, CO 80301                                         since March 1999.
Age: 45


In January 2002, the Board was presented with and considered an extensive proposal from the Advisers (then, the proposed advisers) recommending, among other things, a change in the Fund's investment adviser (the "Advisory Proposal"). The Advisory Proposal represented the recommendation by the Advisers and Stewart R. Horejsi on behalf of the Horejsi Affiliates. Throughout the process of considering the Advisory Proposal, the Board was advised by counsel to the Fund and separate counsel retained by the non-interested members of the Board.

The Advisory Proposal presented the Board with extensive written materials concerning BIA and SIA, their personnel, financial condition, compliance and systems capability and related matters. The Board also reviewed extensive audited and unaudited performance data with respect to the Advisers' management of Boulder Total Return Fund, Inc. ("BTF"), including calendar year, fiscal year and 12-month total returns, returns on NAV and returns on market, and BTF's performance rank with Lipper Analytical Services ("Lipper") in a broad range of closed and open-end fund categories. In addition, the Board reviewed a report prepared by an independent accounting firm showing the investment performance achieved by Stewart R. Horejsi (the Advisers' primary portfolio manager), with respect to his family's portfolio of securities over a 10-year period ending 12/31/98. Cognizant of the fact that the Advisers had a relatively limited operating history with respect to advising a registered investment company, the Board carefully considered the capability of those parties to advise the Fund. The Board noted that the past performance of the Advisers is not necessarily indicative of future performance.

The Board also considered the reasonableness of the proposed fees to be paid to the Advisers. In this regard, the Board took note that the fee proposed under the Advisory Proposal was identical to that paid to the Advisers by BTF and that the Fund was expected to be managed over time in much the same way as BTF (i.e., with "total return" being the Fund's objective), although some of the Fund's investment policies vis-a-vis BTF may differ. The Board also reviewed materials and reports supporting the reasonableness of the proposed fee, including data prepared by Lipper showing fees charged by funds investing in common stocks, expense ratios for those funds and profitability data of SIA and BIA assuming the approval of the proposed fee. In light of the possibly extended timetable for investing Fund assets in common stocks, the Board negotiated a waiver of a portion of the proposed fee until such time as at least 50% of Fund assets were invested in common stocks, which included investments in REITs and common stock of registered investment companies ("RICs").

Prior to and throughout the process of considering the Advisory Proposal, the Board held extensive discussions with Mr. Horejsi and other representatives of the Advisers. In the final analysis, the Board gave considerable weight to the views of Mr. Horejsi as a representative of the Fund's largest shareholder. Nonetheless, the Board carefully evaluated the impact of the Advisory Proposal on other holders of the Fund's common stock. The Board recognized that the Fund's expense ratio would increase as a result of implementing the Advisory Proposal. The Board considered this, as well as other possible disadvantages under the Advisory Proposal, to be outweighed by the potential long-term benefits to be derived from engaging the Advisers and shifting the Fund's focus to common stock investing. The Board also believed that engagement of the Advisers, as well as the other changes contemplated under the Advisory Proposal, were an appropriate and reasonable response to the recommendations of the Horejsi Affiliates. On January 23, 2002, the Directors of the Fund, including the non-interested directors, unanimously approved the Advisory Proposal. At the same meeting, the Board approved interim advisory agreements engaging the Advisers to manage the Fund's assets on an interim basis pending the outcome of shareholder support of the Advisory Proposal. On April 26, 2002, shareholders approved the Advisers consistent with the 1940 Act.

COMPENSATION TO THE ADVISERS AND ADMINISTRATORS. Information is provided in the Prospectus concerning the Advisers and Administrator and their agreements with the Fund. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Fund are as follows:


                                                                                     Fees Paid
                                                               ------------------ ----------------- ------------------
Name of Entity                                                       2000               2001              2002*
-------------------------------------------------------------- ------------------ ----------------- ------------------
Boulder Investment Advisers, LLC                                      $0                 $0             $87,145.48
Stewart Investment  Advisers (aka Stewart West Indies Trading         $0                 $0
  Company, Ltd.)                                                                                       $261,436.42
Fund Administrative Services, LLC**                                   $0                 $0             $97,149.44

*From January 23, 2002 (the date the Advisers and Administrator commenced providing services to the Fund) through October 31, 2002.

**From fees received under the Administrative Agreement, the Administrator is required to pay substantially all fees charged by any sub-administrators and certain other out-source service providers providing services to the Fund. PFPC, Inc. is a sub-administrator to the Fund under a sub-administration agreement between the PFPC, Inc. and the Administrator. Under the terms of this agreement, the Administrator paid PFPC, Inc. $38,859.78 for services provided from January 23, 2002 through October 31, 2002. Also from fees received under the Administrative Agreement, the Administrator is required to pay customary fees charged the Fund by its custodian and transfer agent. During the period from January 23, 2002, through October 31, 2002, the Administrator paid custodian and transfer agency fees in the amount of $24,068.74.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of August 23, 2002 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock.

                                      Number of Shares     Number of Shares           Percentage
           Name of Owner*              Directly Owned     Beneficially Owned      Beneficially Owned
------------------------------------- ------------------ ---------------------- -----------------------
Ernest Horejsi Trust  No. 1B                             1,171,400              20.68%
Badlands Trust Company                                   ---**                  20.68%
Stewart R. Horejsi Trust No. 2                           ---**                  20.68%
Aggregate Shares Owned**                                 1,171,400              20.68%

----------------------------

* The address of each listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Excludes shares owned by the Ernest Horejsi Trust No. 1B (the "EH Trust"). Badlands Trust Company ("Badlands") is one of three trustees of the EH Trust. Badlands is a trust company organized under the laws of South Dakota and is wholly owned by the Stewart R. Horejsi Trust No. 2, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned by the EH Trust. Together with Larry Dunlap and Badlands, Ms. Ciciora is a trustee of the EH Trust and also one of the beneficiaries of the EH Trust. Mr. Miller is an officer and director of Badlands. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Ms. Ciciora and Mr. Miller each disclaim beneficial ownership of such shares.

The EH Trust, Badlands and the Stewart R. Horejsi Trust No. 2, as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of October 31, 2002, Cede & Co., a nominee partnership of the Depository Trust Fund, held of record, but not beneficially, 4,429,471 shares or 78.2% of Common Stock outstanding of the Fund.

As of October 18, 2002, the executive officers and directors of the Fund, as a group, owned 1,189,200 shares of the Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 20.93% of Common Stock.

                       OWNERSHIP OF THE FUND BY DIRECTORS.

Set forth in the following table are the Directors of the Fund, together with the dollar range of equity securities beneficially owned by each Director or nominee in the Fund as of October 18, 2002, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Advisers).

-------------------------------------- -------------------------------- ---------------------------------
Disinterested Directors and Nominees       Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
       Alfred G. Aldridge, Jr.                  Under $10,000                  $10,001 to $50,000


           Richard I. Barr                      Under $10,000                    Over $100,000


           Joel W. Looney                       Under $10,000                  $10,001 to $50,000


  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------
          Susan L. Ciciora                     Over $100,000'D'                  Over $100,000


          Stephen C. Miller                    Over $100,000'D''D'               Over $100,000

'D' 1,171,400 shares of the Fund are held by the EH Trust. Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora directly owns 2,500 shares of the Fund.

'D''D' Mr. Miller directly owns 5,600 shares of the Fund and indirectly owns and controls 2,800 shares of the Fund through his membership in Erma Miller, LLC. Mr. Miller is also a director and officer of Badlands Trust Fund. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the shares directly and beneficially held by EH Trust and Badlands Trust Fund. Mr. Miller disclaims beneficial ownership of such shares.

None of the disinterested Directors or their family members owned beneficially or of record any securities of the Fund's advisers or any person directly or indirectly controlling, controlled by, or under common control with the advisers.

As of October 18, 2002, the officers and members of the Board owned, in the aggregate, 1,189,200 shares of the Fund's common stock.

                             DIRECTOR COMPENSATION.

The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended June 30, 2002. No persons (other than the "independent" Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                              Aggregate Compensation
          Name of Person and             from the Fund Paid to Directors   Total Compensation from the Fund
        Position with the Fund              Fiscal Year Ending 6/30/02     and Fund Complex Paid to Director
--------------------------------------- ---------------------------------- ---------------------------------
Alfred G. Aldridge, Jr., Director                    $6,000                       $29,500 (2 funds)
Richard I. Barr, Director                            $6,000                       $29,500 (2 funds)
Joel W. Looney, Director                             $6,000                       $29,500 (2 funds)
Susan L. Ciciora, Director                             $0                                 $0
Stephen C. Miller, President of the                    $0                                 $0
Fund, Chairman of the Board and
Director

Prior to January 28, 2002, each Director of the Fund who was not an officer of the Fund received a fee of $2,000 per annum plus $1,000 for each in-person meeting, and $250 for each telephone meeting. In addition, the Audit Committee and Nominating Committee members received an additional $250 for each committee meeting attended. Committee chairs received an additional $375 for each committee meeting chaired.

As of January 28, 2002, each Director of the Fund who is not a Director, officer or employee of the Advisers, or any of their affiliates, receives a fee of $3,000 for each in-person meeting, and $500 for each telephone meeting, constituting their full compensation. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board held seven meetings (three of which were held by telephone conference call) during the fiscal year ended June 30, 2002. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended June 30, 2002 amounted to $49,706.(1)

                      COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee; Report of Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board adopted a written charter for the Audit Committee on January 23, 2002. The Audit Committee met three times during the fiscal year ended June 30, 2002.

In connection with the audited financial statements as of and for the year ended June 30, 2002 included in the Fund's Annual Report for the year ended June 30, 2002 (the "Annual Report"), at a meeting held on August 12, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Nominating Committee. The Board has a Nominating Committee consisting of Messrs. Looney, Aldridge and Barr which is responsible for considering candidates for election to the Board in the event a position is vacated or created.


--------
(1) Former Directors of the Fund (i.e., prior to January 28, 2002) were Timothy
J. Ebner, Gustavo E. Gonzales, Jr., Ben H. Love , Judith L. Craven, Dr. Norman Hackerman, John W. Lancaster and F. Robert Paulsen. Between July 1, 2001 and December 31, 2001 such directors were paid $31,706.

The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the fiscal year ended June 30, 2002. The Fund does not have a compensation committee.

                                 CODES OF ETHICS

The Fund and the Advisers have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-(202)-942-8090 and these codes of ethics are available on the EDGAR database on the Commission internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisers are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Fund may purchase certain money market instruments directly from an issuer in which case no commissions or discounts are paid. From January 23, 2002 through October 31, 2002, the Fund paid $44,744.00 in brokerage commissions. The increase in brokerage commissions in the last fiscal year is due to the change in the Fund's investment focus from primarily corporate bonds to a combination of common stocks and fixed income securities. No separate brokerage commission is typically paid on bond transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm.

The Advisers are responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the amount of difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisers more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services, although the Fund does not typically rely on such research. Consideration may also be given to the sale of shares of the Fund. However, it is not the policy of the

Advisers, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisers are able to fulfill their obligations to furnish a continuous investment program to the Fund without receiving research from brokers; however, it considers access to such information as an element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisers, and does not reduce the Advisers' normal research activities in rendering investment advice. It is possible that the Advisers' expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

Currently, the Advisers manage two investment companies: the Fund and the Boulder Total Return Fund, Inc. However, if the Advisers were to manage other accounts, investment decisions for the Fund would be made independently from those of such other accounts; however, from time to time, the same investment decision might be made for more than one company or account. If two or more accounts were to seek to purchase or sell the same securities, the securities actually purchased or sold would be allocated among the companies and accounts on a good faith equitable basis by the Advisers in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.

Although the investment co-advisory agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than 50% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended June 30, 2001 and June 30, 2002, the Fund's portfolio turnover rates were 83% and 180%. The increase in turnover rate is due to a transitioning of the Fund's corporate bond investments to common stocks consistent with the Fund's new investment objective.

                              REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its common shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is a function of several factors, including net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, dividend stability, dividend levels (which are in turn affected by expenses), and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (a "Discount"), the Board may consider actions that might be taken to reduce or eliminate any material Discount in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any Discount.

If the Fund should issue preferred stock in the future, the Fund's ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by various rating agencies. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund's common stock trading at a price that is close to, equal to or above net asset value. The Fund may borrow to finance repurchases and/or tender offers. Any tender offer made by the Fund for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.

Although the decision to take action in response to a Discount will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed?end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open?end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX STATUS

The Fund has qualified and elected, and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. To qualify for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus. If in any year the Fund should fail to qualify for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year without any deduction for distributions paid to its shareholders, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the Fund's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Distributions to shareholders derived from the Fund's ordinary income and net short-term capital gains, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or AMPS. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

The sale or other disposition of common shares will normally result in capital gain or loss to shareholders if such shares are held as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

The Fund is required in certain circumstances to backup withhold 30% of taxable dividends and certain other payments paid to non-corporate registered holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income tax consequences of purchasing, holding and disposing of Fund shares, as well as any related state, local and foreign tax consequences.

                              FINANCIAL STATEMENTS

INDEPENDENT ACCOUNTANTS. KPMG LLP ("KPMG"), at 99 High Street, Boston, MA 02110, has served as independent accountants for the Fund since January 23, 2002, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2002. The Board recently approved a change in the Fund's fiscal year end from June 30th to November 30th. The financial statements and independent auditors report incorporated by reference into this statement of additional information have been so incorporated and the financial highlights included in the Prospectus have been so included in reliance upon the report of KPMG given on their authority as experts in auditing and accounting.

Incorporation by Reference. The Fund's Portfolio of Investments, dated June 30, 2002 (audited); Statement of Assets and Liabilities, dated June 30, 2002 (audited); Statement of Operations for the year ended June 30, 2002 (audited); Statement of Changes in Net Investment Assets for the two years ended June 30, 2002 (audited) and the independent auditors report included in the Fund's Annual Report for the fiscal year ended June 30, 2002, which accompany this statement of additional information, are incorporated herein by reference. The Fund will furnish, without charge, a copy of the Annual Report upon written request to PFPC Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by calling 1-800-331-1710.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                            STATEMENT OF DIFFERENCES
                            ------------------------
      The dagger symbol shall be expressed as..................... 'D'
      The double dagger symbol shall be expressed as.............. 'DD'